[LOGO] Dreyfus                    $186,000,000

                  Dreyfus Strategic Municipal Bond Fund, Inc.
                             2,480 Shares Series A
                             2,480 Shares Series B
                             2,480 Shares Series C


                            Auction Preferred Stock
                    Liquidation Preference $25,000 Per Share

                                  -----------


     Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. Its investment objective is to maximize current income exempt from federal income tax to the extent believed by the Fund's investment adviser to be consistent with the preservation of capital. The Fund ordinarily seeks to invest 100% of its assets in municipal obligations and at least 80% of its assets in municipal obligations considered investment grade. The Fund may invest the remainder of its assets in higher risk, higher yielding municipal obligations of lesser quality. See the "Investment Objective and Policies" section beginning on page 13 of this Prospectus for a discussion of the investment risks you should consider in making an investment decision.


     The Dreyfus Corporation ("Dreyfus") is the Fund's investment adviser.



                                   Per Share   Sales Load(2) Proceeds to Fund(1)
                                  ------------ ------------- -------------------
Public Offering Price............   $25,000        $250             $24,750
TOTAL............................ $186,000,000     $1,860,000       $184,140,000


-----
(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and Dreyfus have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933. See "Underwriting."



     The Applicable Rate for the Initial Dividend Period will be 3.47% per annum for Series A Preferred Stock, 3.47% per annum for Series B Preferred Stock, and 3.47% per annum for Series C Preferred Stock. The Applicable Rate on the Preferred Stock for each Subsequent Dividend Period generally will be determined pursuant to periodic Auctions conducted in accordance with the procedures described herein. Unless the Fund gives notice of a Special Dividend Period, each Subsequent Dividend Period for each series of Preferred Stock will be a 28-Day Dividend Period.

     Dividends on the Preferred Stock will be cumulative from the Date of Original Issue and payable commencing on October 19, 1999 for Series A Preferred Stock, October 21, 1999 for Series B Preferred Stock and October 25, 1999 for Series C Preferred Stock and, generally, on each succeeding fourth Tuesday for Series A Preferred Stock, each succeeding fourth Thursday for Series B Preferred Stock and each succeeding fourth Monday for Series C Preferred Stock.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


     This Prospectus sets forth concisely information about the Fund that you should know before investing. You should retain it for future reference. A statement of additional information ("SAI") dated September 22, 1999, containing additional information about the Fund, is on file with the SEC and is incorporated by reference into this Prospectus. The table of contents of the SAI appears on page 47 of this Prospectus. You may obtain a copy of the SAI without charge by calling the Fund at 1-800-334-6899, or writing to the Fund at 200 Park Avenue, New York, New York 10166.



                                  -----------

                            PaineWebber Incorporated

                                  -----------


               The date of this Prospectus is September 22, 1999.

(continued from the previous page)

     The Broker-Dealers may maintain a secondary trading market in the Preferred Stock outside of the Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Stock will develop or, if it does develop, that it will provide holders with a liquid trading market. The Preferred Stock will not be listed for trading on any exchange or any other market. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the shares of Preferred Stock.

     Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the SAI.

     Certain capitalized terms used in this Prospectus are defined in the "Glossary" that appears at the end of this Prospectus.


     The Underwriter is offering the shares of Preferred Stock subject to certain conditions. It is expected that one certificate for each series of Preferred Stock will be delivered to the nominee of The Depository Trust Company on or about September 27, 1999.



                                ---------------

     The shares of Preferred Stock are not bank deposits. An investment in shares of Preferred Stock is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation.

                               TABLE OF CONTENTS


                                     Page
                                     ----
Prospectus Summary.................    1
Financial Highlights...............   10
The Fund...........................   11
Use of Proceeds....................   11
Capitalization.....................   12
Portfolio Composition..............   12
Investment Objective and Policies..   13
Description of Preferred Stock.....   19
Management of the Fund.............   37
Taxes..............................   39
Description of Capital Structure...   42

                                     Page
                                     ----
Conversion to Open-End Fund........   43
Certain Provisions of the Charter..   44
Underwriting.......................   45
Custodian and Transfer Agent.......   45
Legal Opinions.....................   45
Independent Auditors...............   45
Additional Information.............   46
Special Note Regarding Forward-
 Looking Statements................   46
Table of Contents of the SAI.......   47
Glossary...........................   48


     You should rely only on the information contained in this Prospectus. Neither the Fund nor the Underwriter has authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover only.

                               PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the SAI. Certain of the capitalized terms used in this summary are defined in the glossary that appears at the end of this Prospectus.


The Fund....................  The Fund is a diversified, closed-end management investment company. The Fund was organized under Maryland law on September 26, 1989, and has registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's principal office is located at 200 Park Avenue, New York, New York 10166, and its telephone number is 1-800-334-6899.

Investment Adviser and
 Administrator..............  Dreyfus is the Fund's investment adviser and administrator.

Investment Objective and      The Fund's investment objective is to maximize
 Policies...................  current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. The Fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal income tax. No assurance can be given that the Fund's investment objective will be achieved. Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations considered investment grade (at least Baa/BBB) by Moody's, S&P or Fitch or the unrated equivalent as determined by Dreyfus. The remainder of the Fund's assets may be invested in municipal obligations considered below investment grade, but rated no lower than C by such Rating Agencies.


The Offering................  The Fund is offering an aggregate of:


                                 .  2,480 shares of Series A Preferred Stock

                                 .  2,480 shares of Series B Preferred Stock

                                 .  2,480 shares of Series C Preferred Stock,


                              each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue.

                              The shares of Preferred Stock are being offered by PaineWebber Incorporated. See "Underwriting."

Principal Investment Risks    Before investing in shares of the Preferred
 ...........................  Stock, you should consider carefully the following risks of such an investment:

                                 . if an Auction fails, you may not be able to sell some or all of your shares;

                                 .  because of the nature of the market for
                                    shares of Preferred Stock, you may receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising;

                                 .  the Rating Agency could downgrade the
                                    shares of Preferred Stock, which could
                                    adversely affect liquidity;

                                 .  the Fund may be forced to redeem your
                                    shares to meet regulatory or Rating Agency requirements or may voluntarily redeem your shares in certain circumstances;

                                 .  the Fund may not earn sufficient income
                                    from its investments to pay dividends;

                                 .  if long term interest rates rise, the
                                    value of the Fund's investment portfolio will decline, reducing the asset coverage for the shares of Preferred Stock; and

                                 . if an issuer of a municipal obligation in which the Fund invests defaults, there may be a negative impact on the income and net asset value of the Fund's portfolio.

                              For a description of additional risks of investing in the Fund, see "Investment Objective and Policies--Additional Risk Considerations," and "--Risks of Investing in the Preferred Stock."


Dividends on Preferred
Stock.......................  The shares of Preferred Stock will entitle their holders to receive cash dividends at the Applicable Rate. The Applicable Rate for each Dividend Period after the Initial Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of the Dividend Period. Typically, each Dividend Period for each series of Preferred Stock after the Initial Dividend Period will be 28 days. Dividends ordinarily will be payable on each succeeding fourth Tuesday for Series A Preferred Stock, on each succeeding fourth Thursday for Series B Preferred Stock, and on each succeeding fourth Monday for Series C Preferred Stock, subject to certain exceptions. The Fund, however, may change the Dividend Period, subject to giving notice to holders of the Preferred Stock.


                              Beneficial Owners and Potential Beneficial Owners of shares of Preferred Stock may participate in Auctions through their Broker-Dealers. Except for certain Special Dividend Periods, Beneficial Owners desiring to continue to hold all of their shares of Preferred Stock regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of Preferred Stock--The Auction."

                              Dividends for the shares of Preferred Stock will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository typically will distribute dividends in same-day funds to Agent Members, who are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Stock--Dividends."

                              A Special Dividend Period can be declared only if certain conditions are met. See "Description of Preferred Stock--Dividends." If Sufficient Clearing Bids do not exist at the Auction for the shares of Preferred Stock, the Dividend Period commencing on the Business Day succeeding that Auction will be a 28-Day Dividend Period, and the holders of the shares of Preferred Stock outstanding before that Auction will be required to continue to hold such shares for that Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period, or if the Fund has given a Notice of Special Dividend Period for the Preferred Stock, the Fund will be required to give a Notice of Revocation, if:

                                 .  either the Investment Company Act
                                    Preferred Stock Asset Coverage is not
                                    satisfied or the Fund fails to maintain
                                    S&P Eligible Assets with an aggregate
                                    Discounted Value at least equal to the
                                    Preferred Stock Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the shares of Preferred Stock,

                                 .  sufficient funds for the payment of
                                    dividends payable on the immediately
                                    succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date, or


                                 . the Broker-Dealers have not given the Fund notice that it is advisable to hold an Auction in respect of a Special Dividend Period.


                              In any of these events, the next succeeding
                              Dividend Period will be a 28-Day Dividend Period.

Advance Notice of
 Allocation of Taxable
 Income; Inclusion of
 Taxable Income in
 Dividends..................  Dividends paid from tax-exempt income earned on municipal obligations will be exempt from federal income tax, although some or all of those dividends may be a tax preference item for purposes of the federal alternative minimum tax.

                              The Fund is required to allocate net capital gains and any other income subject to federal income tax proportionately among the Fund's shares of common stock and shares of Preferred Stock. The Fund will seek to notify the Auction Agent of the amount of the taxable income to be included in any dividend on the shares of Preferred Stock before the Auction establishing the Applicable Rate for such dividend. The Auction Agent will notify each Broker-Dealer whenever it receives any such notice from the Fund, and each Broker-Dealer will notify its Beneficial Owners and Potential Beneficial Owners, as provided in its Broker-Dealer Agreement.

                              The Fund also may include such taxable income in a dividend on the shares of Preferred Stock without giving advance notice thereof if it increases the dividend by an amount sufficient to offset substantially the tax effect thereof. The amount of taxable income allocable to the shares of Preferred Stock will depend upon the amount of taxable income realized by the Fund and other factors but generally is not expected to be significant. See "Taxes" and "Description of Preferred Stock--The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends."

Additional Dividends........  If the Fund retroactively allocates any net capital gains or other taxable income to the shares of Preferred Stock without advance notice, the Fund will make payments to holders of the shares of Preferred Stock to which such allocation was made to offset substantially the tax effect thereof. This retroactive allocation may happen if (i) all or a portion of the outstanding shares of Preferred Stock are redeemed, (ii) the Fund liquidates, (iii) a debt obligation believed to be a municipal obligation unexpectedly turns out to be an obligation subject to federal income tax or (iv) any other reason determined in good faith by the Fund. See "Description of Preferred Stock--Dividends-- Additional Dividends" and "Taxes."

Determination of Maximum
 Applicable Rates...........  Except during a Non-Payment Period, the
                              Applicable Rate for any Dividend Period for the Preferred Stock will not be more than the Maximum Applicable Rate. The Maximum Applicable Rate for each series of Preferred Stock will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate.

                              The Reference Rate is:


                                 . with respect to any Dividend Period or any Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate,


                                 .  with respect to any Short Term Dividend
                                    Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate,

                                 .  with respect to any Short Term Dividend
                                    Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate, and

                                 .  with respect to any Long Term Dividend
                                    Period, the applicable U.S. Treasury Note
                                    Rate.

                              The Applicable Percentage will be determined based on:

                                 . the credit rating assigned on such date to the shares of Preferred Stock by S&P (or, if S&P does not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and

                                 . whether the Fund has provided notification to the Auction Agent, before the Auction establishes the Applicable Rate for any dividend, that net capital gains or other taxable income will be included in such dividend on the shares of Preferred Stock as follows:

                                                  Applicable
                                                 Percentage of     Applicable
                                                Reference Rate   Percentage of
                                                      --        Reference Rate--
                   S&P Credit Ratings           No Notification   Notification
                   ------------------           --------------- ----------------
                   AA- or higher...............       110%            150%
                   A- to A+....................       125             160
                   BBB- to BBB+................       150             250
                   Below BBB-..................       200             275

                              There is no minimum Applicable Rate in respect of any Dividend Period.

                              The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of Preferred Stock-- Dividends--Non-Payment Period; Late Charge," initially will be 200% of the Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent before the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of Preferred Stock).

Auction Procedures .........  Separate Auctions will be conducted for each series of Preferred Stock. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of shares of Preferred Stock may participate in Auctions only through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or before each Auction Date (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                 . Hold Order--indicating its desire to hold the shares of Preferred Stock without regard to the Applicable Rate for the next Dividend Period for such shares.

                                 .  Bid--indicating its desire to hold the
                                    shares of Preferred Stock, provided the
                                    Applicable Rate for the next Dividend
                                    Period for such shares is not less than
                                    the rate per annum specified in such Bid.

                                 . Sell Order--indicating its desire to sell the shares of Preferred Stock without regard to the Applicable Rate for the next Dividend Period for such shares.

                              A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the shares of Preferred Stock then held by such Beneficial Owner, provided that the total number of shares of Preferred Stock covered by such Orders does not exceed the number of shares of Preferred Stock held by the Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional shares of Preferred Stock in the Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders.

                              If an Order is not submitted on behalf of a Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent, then a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) will be deemed to have been submitted on behalf of such Beneficial Owner.

                              Potential Beneficial Owners of shares of Preferred Stock may submit Bids through their Broker-Dealers offering to purchase shares of Preferred Stock, provided the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

                              Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with any of the Auction Procedures.

                              A Broker-Dealer also may hold shares of Preferred Stock for its own account as a Beneficial Owner and, thus, may participate in an Auction on behalf of both itself and its customers. A Broker-Dealer acting for itself will be subject to the same procedures as when it acts on behalf of a Beneficial Owner or a Potential Beneficial Owner.

                              If Sufficient Clearing Bids exist in an Auction for a series of Preferred Stock, the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the shares of Preferred Stock available for purchase in the Auction.

                              If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 28-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate. In such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of Preferred Stock subject to such Sell Orders.

                              If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent, before the Auction establishes the Applicable Rate for any dividend, that net capital gains or other taxable income will be included in such dividend on shares of Preferred Stock).

                              The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of shares of Preferred Stock that is less than the number of shares of Preferred Stock specified in its Order. If the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

                              A Sell Order by an Existing Holder will
                              constitute an irrevocable offer to sell the shares of Preferred Stock subject to it, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the shares of Preferred Stock subject to it if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000.

                              A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the shares of Preferred Stock subject thereto if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment
                              Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of Preferred Stock--The Auction."

Asset Maintenance...........  Under its Charter, the Fund must maintain (i) S&P
                              Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount and (ii) Investment Company Act Preferred Stock Asset Coverage of at least 200%. See "Description of Preferred Stock--Asset Maintenance."


                              The Fund estimates that, based on the composition of its portfolio at August 31, 1999, the Investment Company Act Preferred Stock Asset Coverage with respect to shares of Preferred Stock will be approximately 328% immediately after the issuance of the shares of Preferred Stock offered hereby in an amount representing approximately 30% of the Fund's capital (including the capital attributable to the shares of Preferred Stock).


                              The Discount Factors and guidelines for
                              calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the Preferred Stock Basic Maintenance Amount has been satisfied have been established by S&P in connection with the Fund's receipt of ratings on the shares of Preferred Stock on their Date of Original Issue of "AAA" from S&P.

Mandatory Redemption........  If the Preferred Stock Basic Maintenance Amount
                              or the Investment Company Act Preferred Stock Asset Coverage is not maintained or restored as required, the shares of Preferred Stock will be subject to mandatory redemption, out of funds legally available, at the Mandatory Redemption Price of $25,000 per share, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption. In addition, holders of shares of Preferred Stock may be entitled to receive Additional Dividends in the event of redemption of such shares of Preferred Stock. See "Description of Preferred Stock--Dividends-- Additional Dividends." Any such redemption will be limited to the minimum number of shares of Preferred Stock necessary to restore the Preferred Stock Basic Maintenance Amount or the Investment Company Act Preferred Stock Asset Coverage, as the case may be. The Fund's ability to complete a mandatory redemption may be restricted by the provisions of the Investment Company Act. See "Description of Preferred Stock--Redemption--Mandatory Redemption."

Optional Redemption.........  The shares of Preferred Stock are redeemable at the option of the Fund on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of Preferred Stock-- Redemption-- Optional Redemption." Holders of shares of Preferred Stock also may be entitled to receive Additional Dividends if their shares of Preferred Stock are redeemed. See "Description of Preferred Stock--Dividends--Additional Dividends."

Liquidation Preference......  The liquidation preference of the shares of
                              Preferred Stock will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends. See "Description of Preferred Stock-- Liquidation Rights." Holders of shares of Preferred Stock also may be entitled to receive Additional Dividends if the Fund is liquidated. See "Description of Preferred Stock--Dividends-- Additional Dividends."

Rating......................  Shares of Preferred Stock will be issued only if
                              S&P gives them a credit quality rating of "AAA." The Fund may seek at some future time to have the shares of Preferred Stock rated by an additional Rating Agency. See "Investment Objective and Policies--Rating Agency Guidelines."


Voting Rights...............  Holders of any shares of Preferred Stock, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors at any time when two years' dividends on any shares of Preferred Stock are unpaid. The holders of any shares of Preferred Stock will vote as a separate class on certain other matters as required under the Fund's Charter and the Investment Company Act. See "Description of Preferred Stock--Voting Rights," "Description of Capital Structure" and "Certain Provisions of the Charter."

                              FINANCIAL HIGHLIGHTS


     The table below sets forth certain specified information for a share of common stock of the Fund outstanding throughout each period presented. The financial highlights for each of the ten years in the period ended November 30, 1998 have been audited by Ernst & Young LLP, the Fund's independent auditors, whose report covering each of the five years in the period ended November 30, 1998 is included in the Fund's November 30, 1998 Annual Report and is incorporated by reference in the SAI. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's November 30, 1998 Annual Report and Semi-Annual Report for the six months ended May 31, 1999, which are available without charge from the Fund.


                      Six-Month
                     Period Ended
                     May 31, 1999
                     (Unaudited)
                     ------------


PER SHARE DATA:
Net asset value,
 beginning of
 period..........        $ 9.52
                       --------
Investment
 Operations:
 Investment
  income--net....           .29
 Net realized and
  unrealized gain
  (loss) on
  investments....          (.22)
                       --------
 Total from
  Investment
  Operations.....        $  .07
                       --------
Distributions:
 Dividends from
  investment
  income--net....       $  (.30)
 Dividends from
  net realized
  gain on
  investments....           --
 Dividends in
  excess of net
  realized gains
  on
  investments....           --
                       --------
 Total
  Distributions..       $  (.30)
                       --------
Net asset value,
 end of period...        $ 9.29
                       ========
Market value, end
 of period.......      $  9 1/8
                       ========
TOTAL RETURN*....        (15.02%)(3)
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of
  expenses to
  average net
  assets.........           .81%(3)
 Ratio of net
  investment
  income
  to average net
  assets.........          6.24%(3)
 Portfolio
  turnover rate..         16.60%(4)
 Net assets, end
  of
  period (000's
  omitted).......      $443,816


                                                      Year Ended November 30,
                     ---------------------------------------------------------------------------------------------------------
                       1998       1997      1996      1995      1994       1993      1992      1991      1990     1989(1)
                     ---------- --------- --------- --------- ---------- --------- --------- --------- ---------- ------------
PER SHARE DATA:
Net asset value,
 beginning of
 period..........      $ 9.49     $ 9.54    $ 9.60    $ 8.68    $ 9.93     $ 9.78    $ 9.61    $ 9.44    $ 9.32     $ 9.32(2)
                     ---------- --------- --------- --------- ---------- --------- --------- --------- ---------- ------------
Investment
 Operations:
 Investment
  income--net....         .60        .62       .64       .66       .65        .70       .70       .69       .69        --
 Net realized and
  unrealized gain
  (loss) on
  investments....         .05       (.01)     (.08)      .90     (1.16)       .17       .18       .19       .02        --
                     ---------- --------- --------- --------- ---------- --------- --------- --------- ---------- ------------
 Total from
  Investment
  Operations.....      $  .65     $  .61    $  .56    $ 1.56    $ (.51)    $  .87    $  .88    $  .88    $  .71        --
                     ---------- --------- --------- --------- ---------- --------- --------- --------- ---------- ------------
Distributions:
 Dividends from
  investment
  income--net....     $  (.62)   $  (.66)  $  (.62)  $  (.64)  $  (.67)   $  (.68)  $  (.71)  $  (.71)  $  (.59)       --
 Dividends from
  net realized
  gain on
  investments....         --         --        --        --        --        (.04)      --        --        --         --
 Dividends in
  excess of net
  realized gains
  on
  investments....         --         --        --        --       (.07)       --        --        --        --         --
                     ---------- --------- --------- --------- ---------- --------- --------- --------- ---------- ------------
 Total
  Distributions..     $  (.62)   $  (.66)  $  (.62)  $  (.64)  $  (.74)   $  (.72)  $  (.71)  $  (.71)  $  (.59)       --
                     ---------- --------- --------- --------- ---------- --------- --------- --------- ---------- ------------
Net asset value,
 end of period...      $ 9.52     $ 9.49    $ 9.54    $ 9.60    $ 8.68     $ 9.93    $ 9.78    $ 9.61    $ 9.44     $ 9.32
                     ========== ========= ========= ========= ========== ========= ========= ========= ========== ============
Market value, end
 of period.......    $10 3/16   $ 10 5/8  $  9 3/4  $  9 1/4  $  8 5/8   $ 10 1/4  $ 10 1/4  $  9 7/8  $  9 1/2   $ 10 1/8
                     ========== ========= ========= ========= ========== ========= ========= ========= ========== ============
TOTAL RETURN*....       (2.23%)    16.60%    12.61%    15.12%    (8.97%)     7.37%    11.65%    12.02%     (.13%)     1.25%(4)
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of
  expenses to
  average net
  assets.........         .81%       .81%      .82%      .84%      .86%       .85%      .84%      .88%      .56%       --
 Ratio of net
  investment
  income
  to average net
  assets.........        6.26%      6.55%     6.82%     7.12%     6.94%      7.05%     7.16%     7.27%     7.49%       --
 Portfolio
  turnover rate..        6.33%      2.95%    13.47%    13.19%    10.96%     13.87%     8.58%    22.41%    16.51%       --
 Net assets, end
  of
  period (000's
  omitted).......    $453,893   $446,152  $440,681  $439,192  $396,316   $447,691  $428,824  $408,314  $389,342   $326,391
-------
*  Total return is calculated based on market value.
(1) From November 22, 1989 (commencement of operations) to November 30, 1989.
(2) Net of offering costs charged to paid-in capital.
(3) Annualized.
(4) Not annualized.

                                    THE FUND

     The Fund is a diversified, closed-end management investment company that commenced operations in 1989. The Fund's investment objective is to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. The Fund invests primarily in a diversified portfolio of investment grade municipal obligations.




     The Fund was organized as a Maryland corporation on September 26, 1989 and has registered with the SEC under the Investment Company Act. In November 1989, the Fund issued 35,000,000 shares of common stock pursuant to the initial public offering thereof and commenced operations. The net proceeds of such offering were $327,250,000. The Fund's common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "DSM." The Fund's principal office is located at 200 Park Avenue, New York, New York 10166. Dreyfus is registered with the SEC under the Investment Advisers Act of 1940, as amended.

                                USE OF PROCEEDS


     The estimated net proceeds of this offering will be $183,940,000 after the payment of offering expenses (not expected to exceed $200,000) and the sales load. See "Underwriting."

     Dreyfus anticipates that the Fund will take up to sixty days from its receipt of the net proceeds of the offer to invest or otherwise employ such proceeds in accordance with the Fund's investment objective and policies under current market conditions. Pending such investment, the proceeds of the offer will be held in high-quality, short term, tax-exempt money market instruments or shares of investment companies which invest in such securities. Consequently, the proceeds may not be invested for up to sixty days in securities consistent with the Fund's goal of maximizing current income.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of August 31, 1999 as adjusted to give effect to the issuance of the shares of Preferred Stock offered hereby.



                                                       Actual     As Adjusted
                                                    ------------  ------------
Shareholders' equity:
  Preferred Stock, par value $0.001 per share (no
   shares issued; 7,440 shares of Preferred Stock,
   as adjusted, at $25,000 per share liquidation
   preference).....................................          --   $186,000,000
  Common Stock, par value $0.001 per share
   (47,783,925 shares
   issued and outstanding)......................... $     47,784        47,784
Capital in excess of par value attributable to
 common stock......................................  447,839,246   445,779,246
Undistributed investment income--net...............    1,749,303     1,749,303
Accumulated realized gain (loss)--net..............  (13,517,364)  (13,517,364)
Unrealized depreciation on investments--net........  (10,303,293)  (10,303,293)
                                                    ------------  ------------
Net assets......................................... $425,815,676  $609,755,676
                                                    ============  ============



                             PORTFOLIO COMPOSITION


     As of August 31, 1999, approximately 98.5% of the market value of the Fund's portfolio was invested in long term municipal obligations and the remainder was invested in short term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of August 31, 1999.

                                           Number of           Value
     S&P*      Moody's*       Fitch*        Issues         (In Thousands)       Percent
     ----      --------       ------       ---------       --------------       -------

     AAA         Aaa           AAA             12             $ 62,296            14.8%
      AA          Aa            AA              8               55,431            13.1
      A           A             A               8               49,019            11.6
     BBB         Baa           BBB             20               93,302            22.1
      BB          Ba            BB              4               21,829             5.2
      B           B             B               2               12,662             3.0
     NR+         NR+           NR+             25              121,187            28.7
     Cash                                       5                6,500             1.5
                                              ---             --------           -----
       Total...................               84              $422,226           100.0%
                                              ===             ========           =====
--------
*  Ratings: Using the highest of S&P, Moody or Fitch's ratings on the
   Fund's municipal obligations. See "Appendix A" to the SAI. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA,
   A, BBB, BB and B ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.
+  Securities that are not rated by S&P, Moody's or Fitch. These municipal obligations may be rated by a Rating Agency other than S&P, Moody's or
   Fitch, or may not be rated by any Rating Agency.




                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

     The Fund's investment objective is to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. The Fund invests primarily in a diversified portfolio of investment grade municipal obligations. The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities. No assurance can be given that the Fund will achieve its investment objective.

Management Policies

     Under normal market conditions, the Fund will invest, as a fundamental policy, at least 80% of its net assets in municipal obligations. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds and debentures. Under normal market conditions, the weighted average maturity of the Fund's portfolio is expected to exceed ten years.

     Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, that provide income exempt from federal income tax. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. The Fund may purchase floating and variable rate obligations, municipal derivatives, such as custodial receipt programs created by financial intermediaries, tender option bonds, and participations in municipal obligations.


     Under normal market conditions, the Fund invests at least 80% of its net assets in municipal obligations considered investment grade by Moody's, S&P or Fitch or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest rating categories of Moody's, S&P or Fitch or the unrated equivalent as determined by Dreyfus in the case of short term obligations having or deemed to have maturities of less than one year. The Fund may invest the remainder of its assets in municipal obligations considered below investment grade by Moody's, S&P and Fitch, including those rated no lower than C, but it currently is the intention of the Fund to invest such remainder of its assets primarily in bonds rated no lower than Ba by Moody's and BB by S&P and Fitch. Bonds rated below investment grade and short term obligations rated below the two highest rating categories of Moody's, S&P and Fitch will be purchased only if Dreyfus determines that the purchase is consistent with the Fund's investment objective. Investment grade bonds are those rated in the four highest rating categories of Moody's, S&P or Fitch. See "Additional Risk Considerations" below. The Fund also may invest in taxable investments to the extent and of the quality described below.


     The Fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment. Under normal market conditions, long term municipal obligations generally provide a higher yield than short term municipal obligations. The Fund, however, may invest in short term municipal obligations when their yields are greater than yields available on long term municipal obligations, for temporary defensive purposes and after the closing of this offering as the Fund selects longer term municipal obligations to purchase for its portfolio.

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on certain municipal obligations (including certain industrial development bonds) which are specific private activity bonds, while exempt from federal income tax, is a preference item for the purpose of the federal alternative minimum tax ("AMT"). Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as a preference item to the shareholder. The Fund may invest without limitation in such municipal obligations if Dreyfus determines that their purchase is consistent with the Fund's investment objective.

     From time to time, (a) on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's net assets) or (b) for temporary defensive purposes without limitation, the Fund may invest in taxable short term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody's or at least A-2 by S&P or Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers' acceptances; time deposits; and repurchase agreements in respect of any of the foregoing. See the SAI for a description of these securities. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments will be taxable to investors. See "Taxes." Under normal market conditions, the Fund anticipates that not more than 5% of its total assets will be invested in any of the foregoing categories of Taxable Investments.

Investment Techniques

     The Fund may employ, among others, the investment techniques described below. Use of certain of these techniques may give rise to taxable income. These instruments and certain related risks are described more specifically under "Additional Information About Certain Portfolio Securities and Investment Techniques" in the SAI. The Fund's ability to use some of these techniques, such as investing in futures, engaging in options transactions and lending portfolio securities is limited as a condition to S&P's rating the shares of Preferred Stock "AAA." See "Rating Agency Guidelines" below.

     When-Issued Securities. New issues of municipal obligations usually are offered on a when-issued basis, which means that delivery and payment for such municipal obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal obligations are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such municipal obligations only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The Fund will not accrue income with respect to a when-issued security before its stated delivery date. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

     Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by commitment the Fund obligates a broker, dealer or bank to repurchase at the Fund's option specified securities at a specified price. In this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security's yield to investors.




     Derivatives. The Fund may invest in, or enter into, certain types of derivatives, such as futures and options, for a variety of reasons, including to increase current income, reduce fluctuations in net asset value and protect against a decline in the value of municipal obligations held by the Fund or an increase in the price of municipal obligations the Fund proposes to purchase in the future. Distributions by the Fund of any gains realized on the Fund's futures and options transactions will be taxable. The rating agency guidelines for the Preferred Stock limit the use of these derivatives.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


     The Fund may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity. The sale by the Fund of a call option it owns on a specific municipal obligation could result in the receipt of taxable income by the Fund. Certain securities purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.


     Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options, but in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Fund may purchase call and put options and may write (i.e., sell) covered call and put option contracts. When required by the SEC, the Fund will segregate permissible liquid assets to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a derivative position at a reasonable price.

     The Fund may invest in residual interest municipal obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short term interest rates rise, and increase the interest paid to the Fund when short term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating-rate to a fixed- rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Additional Risk Considerations


     The Fund's investments are subject to interest rate, market, income, call and credit risk. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. This risk is usually greater among municipal obligations with longer maturities or durations and when residual interest municipal obligations are held by the Fund. This means that the Fund, which invests in such longer term securities, is subject to greater market risk (other things being equal) than a fund investing solely in shorter term securities.


     The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates fall, the Fund's income available over time to make dividend payments with respect to the Preferred Stock could drop as well if the Fund purchases securities with lower interest coupons.


     The Fund may invest in inverse floaters. Compared to similar fixed-rate municipal obligations, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long term interest rates. Moreover, the income earned on inverse floaters will fluctuate in response to changes in prevailing short term interest rates. Thus, when such bonds are held by the Fund, an increase in short or long term market interest rates will adversely affect the income received from such bonds.


     If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely replace such called security with a lower yielding security.

     Municipal obligations are subject to the risk of non-payment of scheduled interest and/or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the net asset value of the Fund. Securities rated below investment grade or unrated securities of comparable quality are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower quality securities also are more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities, which react primarily to movements in the general level of interest rates.

     The Fund is permitted to invest in securities rated Baa by Moody's or BBB by S&P or Fitch and up to 20% of its assets may be invested in securities rated below Baa by Moody's and BBB by S&P or Fitch, but in no event lower than C by such Rating Agencies. Bonds which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds which are rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated BBB by Fitch are considered to be of satisfactory credit quality and the obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment of interest or principal. Because up to 20% of the Fund's portfolio may consist of bonds rated below investment grade and as low as C by Moody's, S&P and Fitch (commonly known as junk bonds), the Fund may be subject to investment risks as to these securities that are greater in some respects than those incurred by a fund which invests only in securities rated in a higher category by these Rating Agencies. These higher yielding (and, therefore, higher risk) securities generally may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices. See "Appendix A" to the SAI for a general description of Moody's, S&P and Fitch ratings of municipal obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. It also is possible that a Rating Agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a bond in the Fund's portfolio has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the bond.

     Year 2000 issues. The Fund could be adversely affected if the computer systems used by Dreyfus and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the Fund's investments.

Portfolio Turnover

     The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to purchase or sell securities. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced in a period of one year. A higher turnover rate necessarily involves greater expenses to the Fund. The Fund will engage in portfolio trading if it believes that a transaction will help in achieving its investment objective.

Rating Agency Guidelines

     The Fund intends that, so long as shares of Preferred Stock are outstanding, the composition of its portfolio will reflect guidelines established by S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "AAA" from S&P. S&P issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund to satisfy current requirements necessary for S&P to issue the above-described rating for the shares of Preferred Stock, which rating generally is relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act. See "Description of Preferred Stock--Asset Maintenance."


     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the Preferred Stock Basic Maintenance Amount. S&P has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The S&P guidelines may impose limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.


     Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount on or before the Preferred Stock Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. If any such failure is not cured in a timely manner, the shares of Preferred Stock will be subject to mandatory redemption. The Preferred Stock Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of the shares of Preferred Stock then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of Preferred Stock--Asset Maintenance" and "Description of Preferred Stock--Redemption."

     The Fund may, but is not required to, adopt any modifications to these guidelines established hereafter by S&P. Failure to adopt any such modifications, however, may result in a change in the rating described above or a withdrawal of the rating altogether. In addition, any Rating Agency providing a rating for the shares of Preferred Stock, at any time, may change or withdraw any such rating. As set forth in the Charter, the Fund's Board of Directors, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Fund's Board of Directors has obtained written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the shares of Preferred Stock.

     As described by S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the shares of Preferred Stock is not a recommendation to purchase, hold or sell shares of Preferred Stock, inasmuch as the rating does not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of Preferred Stock will be able to sell such shares in an Auction or otherwise. The rating is based on current information furnished to S&P by the Fund and Dreyfus and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's shares of common stock have not been rated by a Rating Agency.

     For a more detailed description of S&P guidelines, see "Rating Agency Guidelines" in the SAI.

Risks of Investing in the Preferred Stock

     There are a number of specific factors investors in the shares of Preferred Stock should consider:

  . The credit rating of the shares of Preferred Stock could be reduced while an investor holds the shares of Preferred Stock, which could affect liquidity.

  . Neither the Broker-Dealers nor the Fund are obligated to purchase the shares of Preferred Stock in an Auction or otherwise, nor is the Fund required to redeem the shares of Preferred Stock in the event of a failed Auction.

  . If in an Auction Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the shares of Preferred Stock subject to such Sell Orders. Thus, under certain circumstances, Beneficial Owners may not have liquidity of investment.


  . If long term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for the Preferred Stock.


     The Broker-Dealers may maintain a secondary trading market in the shares of Preferred Stock outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the shares of Preferred Stock will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The shares of Preferred Stock will not be registered on any stock exchange or on any automated quotation system. If you try to sell your shares of Preferred Stock between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the shares of Preferred Stock.

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. See "Certain Provisions of the Charter."

                         DESCRIPTION OF PREFERRED STOCK


     The following is a brief description of the terms of the shares of Preferred Stock. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions thereof establishing the shares of Preferred Stock. The Charter has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.


     Each series of Preferred Stock will be preferred stock that entitles its holders to receive dividends when, as and if declared by the Fund's Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of Preferred Stock generally will be a 28-Day Dividend Period; provided, however, that before any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. In addition, the Fund may change the dividend period for one or more series, subject to giving notice to holders of the Preferred Stock. The Applicable Rate for a particular Dividend Period for a series of Preferred Stock will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of Preferred Stock may participate in Auctions therefor. Except in the case of a Special Dividend Period of longer than 91 days, Beneficial Owners desiring to continue to hold all of their shares of Preferred Stock regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of Preferred Stock--The Auction."

     Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of Preferred Stock of each series will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede & Co. ("Cede")), and no person acquiring shares of Preferred Stock will be entitled to receive a certificate representing such shares. See "Appendix D" to the SAI. As a result, the nominee of the Securities Depository is expected to be the sole holder of record of each series of Preferred Stock. Accordingly, each purchaser of shares of Preferred Stock must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the shares of Preferred Stock.

     When issued and sold, the shares of Preferred Stock of each series will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of Preferred Stock-- Liquidation Rights." The shares of Preferred Stock will not be convertible into the Fund's shares of common stock or other shares of the Fund, and the holders thereof will have no preemptive rights. The shares of Preferred Stock will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price. See "Description of Preferred Stock--Redemption."

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Bankers Trust Company will be the transfer agent, registrar, dividend disbursing agent and redemption agent for each series of Preferred Stock. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of Preferred Stock so long as the Fund is current in the payment of dividends on shares of Preferred Stock and on any other shares of the Fund ranking on a parity with the shares of Preferred Stock with respect to the payment of dividends or upon liquidation.

The Auction

     General. Holders of the shares of Preferred Stock of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Fund's Board of Directors, out of the funds legally available therefor. Dividends will be paid on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period for each series at the rate per annum equal to the Applicable Rate for each such Dividend Period.

     The provisions of the Charter establishing the terms of the shares of Preferred Stock offered hereby provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period as a result of the Auction Procedures. The Auction Procedures are attached as "Appendix D" to the SAI. If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the shares of Preferred Stock called for redemption, the Applicable Rate for the shares of Preferred Stock will be determined as set forth under "Description of Preferred Stock-- Dividends--Determination of Dividend Rate."

     Auction Agent Agreement. The Fund will enter into the Auction Agent Agreement, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of Preferred Stock. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

     The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

     The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than sixty days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

     Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into Broker-Dealer Agreements with PaineWebber Incorporated and other Broker-Dealers selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with PaineWebber Incorporated may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

     Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of Preferred Stock. One or more registered certificates for all of the shares of each series of Preferred Stock initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the shares of Preferred Stock of the series to which it relates contained in the Charter. Cede initially will be the holder of record of all shares of Preferred Stock, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See "Appendix D" to the SAI. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the shares of Preferred Stock held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of shares of Preferred Stock will be duly made by making payments to the nominee of the Securities Depository.

     Auction Procedures. The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in "Appendix D" to the SAI. The Settlement Procedures to be used with respect to Auctions are set forth in "Appendix C" to the SAI.



     Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for the shares of Preferred Stock offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the Auction Date. The initial Auction Date will be October 18, 1999 for Series A Preferred Stock, October 20, 1999 for Series B Preferred Stock, and October 22, 1999 for Series C Preferred Stock. Auctions for the shares of Preferred Stock for Dividend Periods after the Initial Dividend Period ordinarily will be held every fourth Monday after the preceding Dividend Payment Date for Series A Preferred Stock, every such fourth Wednesday for Series B Preferred Stock, and every such fourth Friday for Series C Preferred Stock; and each subsequent Dividend Period ordinarily will begin on the following Tuesday for Series A Preferred Stock, on the following Thursday for Series B Preferred Stock, and on the following Monday for Series C Preferred Stock. The Auction Date and the first day of the related Dividend Period for a series of Preferred Stock (both of which must be Business Days) need not be consecutive calendar days. See "Description of Preferred Stock--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.



     Except as noted below, whenever the Fund intends to include any net capital gain or other income subject to federal income tax in any dividend on the shares of Preferred Stock, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on the shares of Preferred Stock without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided, that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of Preferred Stock--Dividends--Additional Dividends."

     Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date for a series of Preferred Stock:

     (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

       (i) Hold Order--indicating the number of outstanding shares of Preferred Stock, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

       (ii) Bid--indicating the number of outstanding shares of Preferred Stock, if any, that such Beneficial Owner desires to continue to hold; provided, that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

       (iii) Sell Order--indicating the number of outstanding shares of Preferred Stock, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

     (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of Preferred Stock to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of Preferred Stock which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

     The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, before the Submission Deadline on any Auction Date will be irrevocable.

     In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of Preferred Stock then held by such Beneficial Owner, as well as Bids for additional shares of Preferred Stock. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.


     The Maximum Applicable Rate for a series of Preferred Stock will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.


     The Maximum Applicable Rate for a series of Preferred Stock will depend on the credit rating or ratings assigned to the shares of such series. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and
(ii) whether the Fund has provided notification to the Auction Agent before the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of Preferred Stock as follows:

                                                      Applicable    Applicable
                                                     Percentage of Percentage of
                                                       Reference     Reference
                                                       Rate--No       Rate--
   S&P Credit Ratings                                Notification  Notification
   ------------------                                ------------- -------------
   AA- or higher....................................      110%          150%
   A- to A+.........................................      125           160
   BBB- to BBB+.....................................      150           250
   Below BBB-.......................................      200           275

     There is no minimum Applicable Rate in respect of any Dividend Period. The Fund will take all reasonable action necessary to enable S&P to provide a rating for each series of Preferred Stock. If S&P does not make such a rating available, the Underwriter or its affiliates and successors, after consultation with the Fund, will select a Substitute Rating Agency.

     Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold shares of Preferred Stock in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Preferred Stock held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Preferred Stock held by it, as described in the next paragraph. If a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent" below. Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

     If one or more Orders covering in the aggregate all of the outstanding shares of Preferred Stock held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of Preferred Stock held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent. If all of the outstanding shares of Preferred Stock are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the shares of Preferred Stock will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of Preferred Stock).

     For the purposes of an Auction, the shares of Preferred Stock for which the Fund has given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of Preferred Stock--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to its Charter, the Fund is prohibited from reissuing and its affiliates (other than the Underwriter) are prohibited from transferring (other than to the Fund) any shares of Preferred Stock they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

     Submission of Orders by Broker-Dealers to Auction Agent. Before 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction for a series of Preferred Stock to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of Preferred Stock subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, before the Submission Deadline on any Auction Date, will be irrevocable.

     If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of one percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of Preferred Stock held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (i) any Hold Order will be considered valid up to and including the number of outstanding shares of Preferred Stock held by such Existing Holder; provided, that if more than one Hold Order is submitted by such Existing Holder and the number of shares of Preferred Stock subject to such Hold Orders exceeds the number of outstanding shares of Preferred Stock held by such Existing Holder, the number of shares of Preferred Stock subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of Preferred Stock held by such Existing Holder;

     (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of Preferred Stock held by such Existing Holder over the number of outstanding shares of Preferred Stock subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) will be treated as the subject of a Bid by a Potential Holder; and

     (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of Preferred Stock held by such Existing Holder over the sum of the number of shares of Preferred Stock subject to Hold Orders referred to in clause (i) above and the number of shares of Preferred Stock subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided, that if more than one Sell Order is submitted by any Existing Holder and the number of shares of Preferred Stock subject to such Sell Orders is greater than such excess, the number of shares of Preferred Stock subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of Preferred Stock equal to such excess.

     If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of Preferred Stock therein specified.


     Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of Preferred Stock over the number of outstanding shares of Preferred Stock subject to Submitted Hold Orders (such excess being referred to as the "Available Shares of Preferred Stock") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of Preferred Stock that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available Shares of Preferred Stock. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the shares of Preferred Stock then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding shares of Preferred Stock are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 28-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.


     If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of Preferred Stock subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

     Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of a series of Preferred Stock will sell, continue to hold and/or purchase shares of Preferred Stock as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of Preferred Stock subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

     (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of Preferred Stock subject to such Submitted Bid or Submitted Sell Order;

     (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of Preferred Stock subject to such Submitted Bid;

     (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of Preferred Stock subject to such Submitted Bid;

     (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of Preferred Stock subject to such Submitted Bids, unless the number of outstanding shares of Preferred Stock subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available Shares of Preferred Stock over the number of shares of Preferred Stock accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of Preferred Stock determined on a pro rata basis based on the number of outstanding shares of Preferred Stock subject to all such Submitted Bids of such Existing Holders; and

     (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available Shares of Preferred Stock not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of Preferred Stock subject to all such Submitted Bids of Potential Holders.

     If Sufficient Clearing Bids have not been made (other than because all outstanding shares of Preferred Stock are the subject of Submitted Hold Orders):

     (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of Preferred Stock subject to such Submitted Bid;

     (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of Preferred Stock subject to such Submitted Bid; and

     (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of Preferred Stock determined on a pro rata basis based on the outstanding shares of Preferred Stock subject to all such Submitted Bids and Submitted Sell Orders. If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of shares of Preferred Stock, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of Preferred Stock being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of Preferred Stock. If any Potential Holder would be entitled or required to purchase less than a whole share of Preferred Stock, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of Preferred Stock for purchase among Potential Holders so that only whole shares of Preferred Stock are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of Preferred Stock.

     Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of Preferred Stock by telephone at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of Preferred Stock as a result of the Auction and will advise each customer purchasing or selling shares of Preferred Stock to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of Preferred Stock as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the shares of Preferred Stock. The Auction Agent will record each transfer of shares of Preferred Stock on the record book of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of Preferred Stock as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to shares of Preferred Stock shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the shares of Preferred Stock are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

     If any Existing Holder selling shares of Preferred Stock in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of Preferred Stock in such Auction may deliver to such person a number of whole shares of Preferred Stock that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of Preferred Stock to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of Preferred Stock or to pay for shares of Preferred Stock purchased or sold pursuant to an Auction or otherwise.

Broker-Dealers


     The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of Preferred Stock placed by such Broker-Dealer at such Auction. The service charge (i) for any 28-Day Dividend Period will be payable at the annual rate of 0.25% of the purchase price of the shares of Preferred Stock placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period will be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred stock with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the shares of Preferred Stock will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.


     The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided, that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of shares of Preferred Stock, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     The Broker-Dealers may maintain a secondary trading market in the shares of Preferred Stock outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the shares of Preferred Stock will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The shares of Preferred Stock will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for a series of Preferred Stock, likely will have an adverse effect on the secondary market price of such shares of Preferred Stock, and a selling shareholder may sell shares of Preferred Stock between Auctions at a price per share of less than $25,000.

Dividends

     General. The holders of shares of Preferred Stock of each series will be entitled to receive, when, as and if declared by the Fund's Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the shares of Preferred Stock so declared and payable will be paid
(i) in preference to and in priority over any dividends so declared and payable on the Fund's shares of common stock, and (ii) to the extent permitted under the Internal Revenue Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends on the shares of Preferred Stock, to the extent that they are derived from municipal obligations, generally will be exempt from federal income tax, though some or all of those dividends may be a tax preference item for purposes of AMT. See "Taxes."


     Dividends on each series of Preferred Stock will accumulate from the Date of Original Issue and will be payable on the dates described below. Dividends on a series of shares of Preferred Stock with respect to the Initial Dividend Period will be payable on the Initial Dividend Payment Date for that series. Following the Initial Dividend Payment Date, dividends on each series of Preferred Stock will be payable, at the option of the Fund, either (i) with respect to any 28- Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Fund's Board of Directors will fix the Dividend Payment Date. The Fund's Board of Directors before authorizing a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of Preferred Stock set forth in the Charter.


     Before each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder of the shares of Preferred Stock, which holder is expected to be the nominee of the Securities Depository. See "Description of Preferred Stock--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the shares of Preferred Stock first will be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

     Holders of the shares of Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the shares of Preferred Stock which may be in arrears.

     The amount of cash dividends per share of Preferred Stock of each series payable (if declared) on the Initial Dividend Payment Date, each 28-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of Preferred Stock payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

     Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by a Request for Special Dividend Period to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of Preferred Stock will be a number of days (other than 28), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable before such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, will be given on or before the second Business Day but not more than seven Business Days before an Auction Date for the shares of Preferred Stock of that series and, in the case of a Long Term Dividend Period, will be given on or before the second Business Day but not more than 28 days before an Auction Date for the shares of Preferred Stock of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly will determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the shares of Preferred Stock of that series during such Special Dividend Period and the Specific Redemption Provisions and will give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short term and long term market rates and indices of such short term and long term rates, (ii) existing market supply and demand for short term and long term securities, (iii) existing yield curves for short term and long term securities comparable to the shares of Preferred Stock, (iv) industry and financial conditions which may affect the shares of Preferred Stock of that series, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the shares of Preferred Stock would remain or become beneficial holders.


     If the Broker-Dealers do not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the shares of Preferred Stock of that series, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the shares of Preferred Stock of that series, the Fund, by no later than the second Business Day before such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and
(iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to S&P. The Fund will not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or before the Business Day prior to the relevant Auction Date if (x) either the Investment Company Act Preferred Stock Asset Coverage is not satisfied or the Fund fails to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate the Broker-Dealers advise the Fund is an approximately equal rate for securities similar to the shares of Preferred Stock with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also has agreed to provide a copy of such Notice of Revocation to S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 28-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 28-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 28-Day Dividend Period.


     Determination of Dividend Rate. The dividend rate on a series of Preferred Stock during the period from and including the Date of Original Issue for the shares of Preferred Stock to but excluding the Initial Dividend Payment Date for that series of Preferred Stock (the "Initial Dividend Period") will be the rate per annum set forth on the cover page of this Prospectus. Commencing on the Initial Dividend Payment Date for a series of Preferred Stock, the Applicable Rate on that series of Preferred Stock for each Subsequent Dividend Period, which Subsequent Dividend Period will be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day before the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), will be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for each series of Preferred Stock is referred to herein as a "Dividend Period." Cash dividends will be calculated as set forth above under "Dividends--General."

     Non-Payment Period; Late Charge. A Non-Payment Period for a series of Preferred Stock will commence if the Fund fails to (i) declare, before the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the shares of Preferred Stock payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the shares of Preferred Stock called for redemption, the Mandatory Redemption Price per share of such shares of Preferred Stock or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the Preferred Stock will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the Preferred Stock of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the shares of Preferred Stock of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period will be a 28-Day Dividend Period. Any dividend on the Preferred Stock due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of Preferred Stock on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of Preferred Stock), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and S&P (or any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the Preferred Stock) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the shares of Preferred Stock.

     Restrictions on Dividends and Other Payments. Under the Investment Company Act, the Fund may not declare dividends or make other distributions on the Fund's shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the Investment Company Act) with respect to the outstanding shares of Preferred Stock would be less than 200% (or such other percentage as in the future may be required by law). Under the Internal Revenue Code, the Fund must, among other things, distribute each year at least 90% of the sum of its net tax-exempt income and investment company taxable income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes." Upon any failure to pay dividends on the shares of Preferred Stock for two years or more, the holders of the shares of Preferred Stock will acquire certain additional voting rights. See "Voting Rights" below.

     For so long as any shares of Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of its common stock or other stock, if any, ranking junior to the shares of Preferred Stock as to dividends or upon liquidation) in respect of its shares of common stock or any other stock of the Fund ranking junior to or on a parity with the shares of Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common stock or shares of any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of Preferred Stock as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with shares of Preferred Stock as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount, and the Investment Company Act Preferred Stock Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the shares of Preferred Stock due on or before the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Charter.

     Additional Dividends. If the Fund retroactively allocates any net capital gains or other taxable income to the shares of Preferred Stock without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares of Preferred Stock (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. Such a retroactive allocation may happen when such allocation is made as a result of (i) the redemption of all or a portion of the outstanding shares of Preferred Stock, (ii) the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), (iii) a debt obligation believed to be a municipal obligation unexpectedly turns out to be an obligation subject to federal income tax or (iv) any other reason determined in good faith by the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of the shares of Preferred Stock), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."

     An "Additional Dividend" means a payment to a present or former holder of the shares of Preferred Stock of an amount that would cause (i) the dollar amount of such holder's dividends received on the shares of Preferred Stock with respect to the fiscal year in question (including the Additional Dividend) less the federal income tax and applicable state tax attributable to the aggregate of
(x) the Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question and (y) the Additional Dividend (to the extent taxable) to equal (ii) the dollar amount of such holder's dividends received on the shares of Preferred Stock with respect to the fiscal year in question (excluding the Additional Dividend) if there had been no Retroactive Taxable Allocations. An Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from the Fund is a preference item for purposes of AMT; and (iii) assuming that each Retroactive Taxable Allocation would be taxable to each holder of shares of Preferred Stock at the maximum marginal federal income tax rate (including any surtax) applicable to the taxable character of the distribution (i.e., ordinary income or net capital gain) in the hands of an individual or a corporation, whichever is greater (disregarding the effect of any state and local taxes and the phase out of, or provisions limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Fund generally intends to designate any Additional Dividend as an "exempt-interest" dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends." The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

     If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on the shares of Preferred Stock in the related Auction, as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund may include such taxable income in a dividend on the shares of Preferred Stock if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

Asset Maintenance

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Charter. These requirements are summarized below.

     Investment Company Act Preferred Stock Asset Coverage. The Fund will be required under the Charter to maintain, with respect to the shares of Preferred Stock, as of the last Business Day of each month in which any shares of Preferred Stock are outstanding, asset coverage of at least 200% with respect to senior securities which are shares in the Fund, including the shares of Preferred Stock (or such other asset coverage as in the future may be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of paying dividends on its common stock) ("Investment Company Act Preferred Stock Asset Coverage"). If the Fund fails to maintain Investment Company Act Preferred Stock Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "Investment Company Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of Preferred Stock. See "Redemption" below.

     The Investment Company Act Preferred Stock Asset Coverage immediately following the issuance of shares of Preferred Stock offered hereby (after giving effect to the deduction of the sales load and offering expenses for the shares of Preferred Stock) computed using the Fund's net assets as of August 31, 1999 and assuming the shares of Preferred Stock had been issued as of such date will be as follows:


          Value of Fund assets less liabilities not
                constituting senior securities                $609,755,676
    -----------------------------------------------------  = --------------  = 328%
       Senior securities representing indebtedness plus       $186,000,000
      liquidation value of the shares of Preferred Stock

     Preferred Stock Basic Maintenance Amount. So long as the shares of Preferred Stock are outstanding, the Fund will be required under the Charter to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and having in the aggregate a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the second Business Day after such Valuation Date (the "Preferred Stock Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of Preferred Stock. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount on or before the Preferred Stock Basic Maintenance Cure Date. See "Redemption" below.


     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the shares of Preferred Stock. These factors include the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the Preferred Stock Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from S&P, and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of Preferred Stock by S&P or any Substitute Rating Agency.

     On or before the third Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent and S&P a report with respect to the calculation of the Preferred Stock Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (a "Preferred Stock Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver a Preferred Stock Basic Maintenance Report to S&P and the Auction Agent. The Fund also will deliver a Preferred Stock Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Fund on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent auditors regarding the accuracy of the calculations made by the Fund in its most recent Preferred Stock Basic Maintenance Report. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of the Fund's common stock are repurchased by the Fund, the Fund will complete and deliver to S&P a Preferred Stock Basic Maintenance Report as of the close of business on such date that shares of the Fund's common stock are repurchased. If any such letter prepared by the Fund's independent auditors shows that an error was made in the most recent Preferred Stock Basic Maintenance Report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund.

Redemption

     Optional Redemption. To the extent permitted under the Investment Company Act and under Maryland law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem the shares of Preferred Stock, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no shares of Preferred Stock may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the shares of Preferred Stock or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of Preferred Stock plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of shares of Preferred Stock may be entitled to receive Additional Dividends in the event of redemption of such shares of Preferred Stock to the extent provided herein. See "Description of Preferred Stock--Dividends--Additional Dividends." The Fund has the authority to redeem the shares of Preferred Stock for any reason and may redeem all or part of the outstanding shares of Preferred Stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of shares of the Fund's common stock for any significant period of time than that obtainable if the shares of common stock were unleveraged.

     Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the shares of Preferred Stock to the extent permitted under the Investment Company Act and Maryland law, on a date fixed by the Fund's Board of Directors, if the Fund fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount or to satisfy the Investment Company Act Preferred Stock Asset Coverage and such failure is not cured on or before the Preferred Stock Basic Maintenance Cure Date or the Investment Company Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for each series of Preferred Stock means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of shares of Preferred Stock may be entitled to receive Additional Dividends in the event of redemption of such shares of Preferred Stock to the extent provided herein. See "Description of Preferred Stock--Dividends--Additional Dividends." The number of shares of Preferred Stock to be redeemed will be equal to the lesser of (a) the minimum number of shares of Preferred Stock the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount or satisfaction of the Investment Company Act Preferred Stock Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of Preferred Stock then outstanding will be redeemed), and (b) the maximum number of shares of Preferred Stock, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of Preferred Stock required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount or satisfaction of the Investment Company Act Preferred Stock Asset Coverage, as the case may be, pro rata among shares of Preferred Stock and other preferred stock subject to redemption pursuant to provisions similar to those set forth below; provided, that shares of Preferred Stock that may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of Preferred Stock which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

     General. If the shares of Preferred Stock are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of Preferred Stock (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days before the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of Preferred Stock to be redeemed, (iii) the redemption price, (iv) the place or places where shares of Preferred Stock are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Charter pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If less than all of the outstanding shares of Preferred Stock are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of Preferred Stock, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of the series of Preferred Stock, the particular shares to be redeemed will be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.


     If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing an S&P Exposure Period of three Business Days) equal to the redemption payment for the shares of Preferred Stock as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of Preferred Stock of such series so called for redemption may look only to the Fund for payment thereof.


     So long as any shares of Preferred Stock are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no shares of Preferred Stock will be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of Preferred Stock, and all capital stock of the Fund ranking on a parity with the shares of Preferred Stock with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the shares of Preferred Stock Basic Maintenance Amount.

Liquidation Rights

     Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of Preferred Stock of each series will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any common stock or any other shares of the Fund ranking junior in right of payment upon liquidation of the Preferred Stock, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of the Preferred Stock will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding shares of Preferred Stock and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the Preferred Stock as to payment upon liquidation, then such assets will be distributed among the holders of the Preferred Stock and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund will not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

     Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of the Fund's common stock and any other preferred stock as a single class.

     In connection with the election of the Fund's Directors, holders of the shares of Preferred Stock and any other preferred stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's common stock and shares of Preferred Stock and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of the shares of Preferred Stock are entitled, together with the holders of shares of any other preferred stock, to elect a majority of the Fund's Directors under the Investment Company Act, then the number of Directors constituting the Fund's Board of Directors automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of the Preferred Stock and any other preferred stock as described above, would constitute a majority of the Fund's Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of the shares of Preferred Stock and any other preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Preferred Stock and any other preferred stock for all past Dividend Periods, the additional voting rights of the holders of shares of Preferred Stock and any other preferred stock as described above will cease, and the terms of office of all of the additional Directors elected by the holders of shares of Preferred Stock and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of common stock were entitled to vote or the two Directors the holders of shares of Preferred Stock and any other preferred stock have the right to elect in any event) will terminate automatically.


     The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Preferred Stock and any other preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the shares of Preferred Stock or any other series of Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class or series of preferred stock which is substantially identical in all respects to the shares of Preferred Stock, if the Fund obtains written confirmation from S&P that the issuance of any additional shares would not impair the rating then assigned by S&P to the Preferred Stock, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of Preferred Stock or any other preferred stock. The Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent permitted under the Investment Company Act, in the event shares of more than one series of Preferred Stock are outstanding, the Fund will not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of Preferred Stock of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Fund's Board of Directors, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from S&P that any such amendment, alteration or repeal would not impair the rating then assigned to the shares of Preferred Stock.


     Unless a higher percentage is provided for under the Charter, as described in "Description of Capital Structure" or "Certain Provisions of the Charter," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Preferred Stock and any other preferred stock, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies." The class vote of holders of shares of Preferred Stock and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and shares of Preferred Stock and any other preferred stock, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply to the shares of Preferred Stock if, at or before the time when the act with respect to which such vote otherwise would be required to be taken, such shares were (i) redeemed or (ii) called for redemption and sufficient funds were deposited in trust to effect such redemption.

                             MANAGEMENT OF THE FUND

     Board of Directors. The business affairs of the Fund are managed under the general supervision of its Board of Directors in accordance with Maryland law. The names and business addresses of the Directors and officers of the Fund and their principal occupations during the past five years are set forth in the SAI.


     Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multi-bank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

     Dreyfus provides investment management services to the Fund pursuant to an Investment Advisory Agreement, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. The Fund's primary portfolio manager is A. Paul Disdier. He has held that position since January 1996 and has been employed by Dreyfus since 1988. The Fund's other portfolio managers are identified in the SAI. Dreyfus also provides research services for the Fund and for other funds advised by Dreyfus through a professional staff of portfolio managers and securities analysts.


     Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.50% of the value of the Fund's average weekly net assets.

     The Investment Advisory Agreement provides that Dreyfus shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Dreyfus in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Advisory Agreement.


     Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus's employees does not disadvantage any fund managed by Dreyfus. Under the Policy, Dreyfus's employees must preclear personal transactions in securities not exempt under the Policy. In addition, Dreyfus's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, Dreyfus's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel of Dreyfus who comply with the Policy's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


     The Investment Advisory Agreement may be terminated without penalty upon 60 days' written notice by the Fund's Board of Directors or by a majority vote of the outstanding shares of the Fund or, upon not less than 90 days' notice, by Dreyfus, and automatically terminates in the event of its assignment.


     Administrator. Dreyfus also serves as the Fund's administrator pursuant to an Administration Agreement with the Fund, pursuant to which Dreyfus, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, generally assists in all aspects of the Fund's administration and operation. Among other things, Dreyfus provides to the Fund statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and certain other services (including calculation of the net asset value of the Fund's shares) required by the Fund, prepares reports to holders of the common stock and prepares tax returns and reports to and filings with the SEC. Dreyfus bears all expenses in connection with the performance of these services. The Fund pays an aggregate monthly fee at the annual rate of 0.25% of the value of the Fund's average weekly net assets for the administrative services provided by Dreyfus and for the custody and transfer agency services provided by the Fund's custodian and transfer agent, respectively.

                                     TAXES

General

     The Fund qualifies and has elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code and intends to continue to qualify under those provisions each year. To qualify as a RIC, the Fund must, among other things, satisfy certain requirements as to the sources of its income and the composition of its assets (see below). In addition, the Fund is required, each year, to distribute at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Internal Revenue Code, without regard to the deduction for dividends paid) and 90% of its net tax-exempt income. As a RIC, the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its taxable investment income and capital gains that it distributes to its stockholders. The Fund intends, each year, to distribute to its stockholders substantially all of its taxable investment income and capital gains as well as its tax-exempt income.

     Under present law and based, in part, on certain representations of the Fund, Stroock & Stroock & Lavan LLP, counsel to the Fund, is of the opinion that the Preferred Stock will constitute stock of the Fund, and thus distributions with respect to the Preferred Stock (other than distributions in redemption of the Preferred Stock that are treated as exchanges of stock under section 302(b) of the Internal Revenue Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Stock constitutes debt of the Fund. If this position were upheld, the discussion of the treatment of distributions herein would not apply. Instead, distributions by the Fund to the holders of the Preferred Stock would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Stroock & Stroock & Lavan LLP believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated. The following discussion assumes that the Preferred Stock constitutes stock of the Fund.

     Each dividend distribution ordinarily will constitute income exempt from federal income tax (i.e., qualify as an "exempt-interest dividend," which is excludable from the shareholder's gross income). A portion of dividends attributable to interest on certain municipal obligations, however, may be a preference item for purposes of AMT. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to federal income tax. Distributions of any taxable net investment income and net short term capital gain will be taxable as ordinary income. Finally, distributions of the Fund's net capital gain (the excess of net long term capital gain over net short term capital loss) as capital gain dividends, if any, will be taxable to shareholders as long term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year that was paid to the class. Thus, the Fund is required to allocate a portion of its net capital gains and other taxable income to the shares of Preferred Stock. The Fund generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the shares of Preferred Stock prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, the Fund anticipates that the dividends paid on the shares of Preferred Stock will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to the shares of Preferred Stock (a "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund to its holders of common stock and holders of preferred stock during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of Additional Dividends also may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends" below.


     Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, Stroock & Stroock & Lavan LLP has advised the Fund that under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among the Fund's shares of common stock and the shares of Preferred Stock will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of Preferred Stock may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation. Stroock & Stroock & Lavan LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocation of income and gain and the issue were properly litigated, the IRS would be unlikely to prevail. You should be aware, however, that the opinion of Stroock & Stroock & Lavan LLP represents only its best legal judgment and is not binding on the IRS or the courts.


     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of Preferred Stock is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.


     If at any time when shares of Preferred Stock are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of Preferred Stock-- Dividends--Restrictions on Dividends and Other Payments." Such a suspension may prevent the Fund from distributing the amounts required for maintaining its RIC status, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund, in its sole discretion, may redeem shares of Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of Preferred Stock-- Redemption." There can be no assurance, however, that any such action would achieve that objective.


     Certain of the Fund's investment practices are subject to Internal Revenue Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Tax Treatment of Additional Dividends

     If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of shares of Preferred Stock who are subject to the Retroactive Taxable Allocation. See "Description of Preferred Stock-- Dividends--Additional Dividends." The federal income tax consequences of the receipt of Additional Dividends under existing law are uncertain. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except to the extent net capital gain or other taxable income is allocated thereto as described above.

Sales of Shares of Preferred Stock

     The sale of shares of Preferred Stock (including transfers in connection with a redemption or repurchase of shares of Preferred Stock) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the holder's adjusted tax basis in the shares of Preferred Stock and the amount received. If the shares of Preferred Stock are held as a capital asset, the gain or loss will be a capital loss and will be long term if the shares of Preferred Stock have been held for more than one year. Any loss realized on a disposition of shares of Preferred Stock held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares of Preferred Stock, and any such loss that is not disallowed will be treated as a long term, rather than a short term, capital loss to the extent of any capital gain dividends received with respect to those shares of Preferred Stock. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of Preferred Stock will be disallowed to the extent those shares of Preferred Stock are replaced by other shares of Preferred Stock within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares of Preferred Stock. In that event, the basis of the replacement shares of Preferred Stock will be adjusted to reflect the disallowed loss.

Backup Withholding

     The Fund is required to withhold 31% of all taxable dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain dividends also is required for such shareholders who otherwise are subject to backup withholding.

                               ----------------

     The foregoing briefly summarizes some of the important federal income tax consequences of investing in the shares of Preferred Stock, reflects the federal income tax law, as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Other federal, state or local tax considerations may apply to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers regarding the tax consequences of purchasing, holding and disposing of Preferred Stock and any proposed tax law change.

                        DESCRIPTION OF CAPITAL STRUCTURE


     The Fund was incorporated in Maryland on September 26, 1989. It is authorized to issue 109,992,560 shares of common stock, $0.001 par value per share. All shares of common stock have equal non-cumulative voting rights and equal rights with respect to dividends and liquidation. Shares of common stock are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. So long as any preferred stock is outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accrued dividends on any preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) would be at least 200% after giving effect to such distributions. The following table shows the amount of (i) shares authorized, and (ii) shares outstanding (no shares are held for the Fund's own account), for each class of authorized securities of the Fund as of August 31, 1999.

                                                           Amount      Amount
   Title of Class                                        Authorized  Outstanding
   --------------                                        ----------- -----------
   Common Stock........................................  109,992,560  47,783,925
   Shares of Preferred Stock
     Series A..........................................        2,480     -0-
     Series B..........................................        2,480     -0-
     Series C..........................................        2,480     -0-


     Holders of shares of common stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of shares of common stock and in the net assets of the Fund available for distribution to holders of shares of common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Neither holders of shares of common stock nor holders of shares of Preferred Stock have pre- emptive or conversion rights and shares of common stock are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding shares of Preferred Stock, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining assets of the Fund among the holders of shares of common stock.

     Holders of shares of common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of Preferred Stock or other shares of preferred stock on each matter submitted to a vote of holders of shares of common stock, except as described under "Description of Preferred Stock--Voting Rights."

     The shares of common stock, shares of Preferred Stock and any other shares of preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock, shares of Preferred Stock and any other shares of preferred stock voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the remaining shares of common stock, shares of Preferred Stock and any other shares of preferred stock will not be able to elect any of such directors.

     So long as shares of Preferred Stock or other shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on shares of Preferred Stock or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (expected to equal the aggregate original purchase price of the outstanding shares of Preferred Stock plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the Investment Company Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the shares of Preferred Stock from a Rating Agency. These requirements include an asset coverage test more stringent than under the Investment Company Act. See "Description of Preferred Stock--Dividends--Restrictions on Dividends and Other Payments."

     So long as any shares of the Fund's preferred stock are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its common stock unless (i) all accrued preferred stock dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common stock) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). In addition, any purchase by the Fund of the shares of its common stock at a time when shares of Preferred Stock are outstanding will increase the leverage applicable to the outstanding shares of common stock then remaining.


     The shares of common stock commenced trading on the NYSE on November 22, 1989. At August 31, 1999, the net asset value per share of common stock was $8.91, and the closing price per share of common stock on the NYSE was $8.13.


     Under the Investment Company Act, the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of shares of common stock nor holders of the shares of Preferred Stock have pre-emptive rights to purchase any shares of preferred stock. It is anticipated that the net asset value per share of preferred stock will equal its original purchase price per share plus accumulated dividends per share.

                          CONVERSION TO OPEN-END FUND

     If the Fund's common stock has traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week, during the 12 calendar weeks preceding the beginning of such fiscal year, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal to convert the Fund to an open-end investment company. Conversion of the Fund to an open-end investment company would require an amendment of the Fund's Charter. The Fund's Board of Directors also at any time may propose conversion of the Fund to an open-end investment company depending upon the Directors' judgment as to the suitability of such action in light of circumstances then prevailing. Conversion to an open-end investment company would require the approval of the holders of at least a majority of the Fund's outstanding shares of common stock and outstanding shares of preferred stock, voting separately by class.

     Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemptions, and its shares of common stock would no longer be listed on the NYSE. Conversion of the Fund to an open-end investment company also would require the redemption of all outstanding shares of Preferred Stock.

                       CERTAIN PROVISIONS OF THE CHARTER


     The Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund's Board of Directors is divided into three classes, with the term of office of one class expiring each year. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Charter provides that the maximum number of Directors that may constitute the Fund's entire Board is twelve. A Director may be removed from office or the maximum number of Directors increased only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter. Moreover, under Maryland law, a director on a classified board, such as the Fund's, may be removed from office only for cause.


     In addition, the Charter requires the favorable vote of the holders of at least a majority of each class of shares of the Fund then entitled to be voted to authorize the conversion of the Fund from a closed-end to an open-end investment company, and the favorable vote of the holders of at least 75% of the outstanding shares of the Fund to approve, adopt or authorize any of the following actions:

     (i) a merger or consolidation or statutory share exchange of the Fund with or into another corporation;

     (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities or in connection with the repurchase of the Fund's shares); or

     (iii) a liquidation or dissolution of the Fund;


unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Continuing Directors (defined as those Directors who either were members of the Fund's Board of Directors on November 22, 1989 or subsequently became or will become Directors and whose election was or is approved by a majority of the Continuing Directors then on the Board, in which case the affirmative vote of a majority of the outstanding shares of the Fund is required. Such approval, adoption or authorization of the foregoing actions also would require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted, including the Preferred Stock, voting as a separate class as described under "Description of Preferred Stock--Voting Rights."


     The Fund's Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act and which can only be changed by a favorable vote of the holders of at least 75% of the Fund's shares entitled to vote on the matter, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

                                  UNDERWRITING


     PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, acting as underwriter (the "Underwriter"), has agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Dreyfus (the "Underwriting Agreement"), to purchase from the Fund the number of shares set forth below. The Underwriter is committed to purchase all of such shares of Preferred Stock if any are purchased.


                                                   Number of     Number of     Number of
                                                   Shares of     Shares of     Shares of
                                                   Series A      Series B      Series C
                                                   Preferred     Preferred     Preferred
   Underwriter                                       Stock         Stock         Stock
   -----------                                     ---------     ---------     ---------
   PaineWebber Incorporated....................... 2,480         2,480         2,480




     The Underwriter has advised the Fund that it proposes initially to offer the shares of Preferred Stock to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $150 per share. The Underwriter may allow, and such dealers may reallow, a discount not in excess of $100 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any shares of Preferred Stock purchased in the initial public offering on or before September 27, 1999.


     The Underwriter will act in Auctions as a Broker-Dealer as set forth under "Description of Preferred Stock--The Auction--Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "Description of Preferred Stock--Broker-Dealers." The Underwriter also may provide information to be used in ascertaining the Reference Rate.

     The Fund anticipates that the Underwriter from time to time may act as a dealer in connection with the execution of the Fund's portfolio transactions. See "Investment Restrictions" and "Portfolio Trading" in the SAI.

     The Fund and Dreyfus have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933.

                          CUSTODIAN AND TRANSFER AGENT

     Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon, located at One Boston Place, Boston, Massachusetts 02108, acts as Custodian for the assets of the Fund. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation, located at One Exchange Place, Boston, Massachusetts 02109, acts as the Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

                                 LEGAL OPINIONS

     Stroock & Stroock & Lavan LLP, New York, New York, serves as counsel to the Fund and will pass on the legality of the shares of Preferred Stock. Certain legal matters will be passed on for the Underwriter by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois.

                              INDEPENDENT AUDITORS

     The data in the "Financial Highlights" section of this Prospectus for each of the ten years in the period ended November 30, 1998 are based upon financial statements that have been audited by Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, as indicated in their reports with respect thereto, and are included in reliance on their report given on their authority as experts in auditing and accounting.

                             ADDITIONAL INFORMATION



     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Northeast Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


     Additional information regarding the Fund and the shares of Preferred Stock is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares of Preferred Stock offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward- looking statements. As a result, no assurance can be given as to the future results, levels of activity, performance or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                          TABLE OF CONTENTS OF THE SAI


                                                                          Page
                                                                          ----
General Information......................................................    2
Additional Information About Certain Portfolio Securities and Investment
 Techniques..............................................................   2
Investment Restrictions..................................................  13
Rating Agency Guidelines.................................................  15
Management of the Fund...................................................  20
Ownership of Fund Shares.................................................  32
Portfolio Trading........................................................  32
Repurchase of Shares.....................................................  33
Taxation.................................................................  34
Financial Statements.....................................................  36
Appendix A: Ratings of Municipal Obligations............................. A-1
Appendix B: Tax Equivalent Yield Table................................... B-1
Appendix C: Settlement Procedures........................................ C-1
Appendix D: Auction Procedures........................................... D-1

                                    GLOSSARY

     "AA' Composite Commercial Paper Rate," on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by PaineWebber Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60- day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper;
(v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

     "Additional Dividend" has the meaning set forth on page 32 of this Prospectus.

     "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of Preferred Stock or on behalf of a Potential Beneficial Owner.

     "AMT" has the meaning set forth on page 14 of this Prospectus.

     "Anticipation Notes" means the following municipal obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

     "Applicable Percentage" has the meaning set forth on page 22 of this Prospectus.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of Preferred Stock for any Dividend Period.

     "Auction" means a periodic operation of the Auction Procedures.


     "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Fund's Board of Directors or a duly authorized committee thereof enters into an agreement with the Board of Directors to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of Preferred Stock.


     "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" has the meaning set forth on page 21 of this Prospectus.

     "Auction Procedures" means the procedures for conducting Auctions set forth in "Appendix D" to the SAI.

     "Available Shares of Preferred Stock" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of Preferred Stock or a Broker-Dealer that holds shares of Preferred Stock for its own account.

     "Bid" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.

     "Bidder" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.

     "Board of Directors" or "Board" means the Fund's Board of Directors and, to the extent permitted by law, any committee thereof.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including PaineWebber Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the NYSE is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of Preferred Stock initially will be registered.


     "Charter" means the Fund's Articles of Incorporation, as amended.


     "Commercial Paper Dealers" means PaineWebber Incorporated and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

     "Continuing Directors" has the meaning set forth on page 44 of this Prospectus.

     "Cure Date" has the meaning set forth on page 34 of this Prospectus.

     "Date of Original Issue" means, with respect to each share of Preferred Stock, the date on which such share first is issued by the Fund.

     "Deposit Securities" means cash and municipal obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "Discount Factor" means a S&P Discount Factor.

     "Discounted Value" of any asset of the Fund means with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor.


     "Dividend Payment Date" means any date on which dividends on shares of Preferred Stock are payable as provided under "Description of Preferred Stock-- Dividends--General."


     "Dividend Periods" means any of the Initial Dividend Period, 28-Day Dividend Periods or the Special Dividend Periods. If the Fund changes the 28-Day Dividend Period to seven days, then 7-Day Dividend Periods will be substituted for 28-Day Dividend Periods.

     "Dreyfus" means The Dreyfus Corporation, the Fund's investment adviser and administrator.

     "DTC" means The Depository Trust Company.

     "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of Preferred Stock in the records of the Auction Agent.

     "Fitch" means Fitch IBCA, Inc. or its successors.

     "Fund" means Dreyfus Strategic Municipal Bond Fund, Inc., a Maryland corporation that is the issuer of the shares of Preferred Stock.

     "Hold Order" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.


     "Initial Dividend Payment Date" means October 19, 1999 for Series A Preferred Stock, October 21, 1999 for Series B Preferred Stock and October 25, 1999 for Series C Preferred Stock.


     "Initial Dividend Period" means, with respect to the shares of Preferred Stock, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the shares of Preferred Stock.

     "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended from time to time.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

     "Investment Company Act Preferred Stock Asset Coverage" has the meaning set forth on page 32 of this Prospectus.

     "Investment Company Act Cure Date" has the meaning set forth on page 32 of this Prospectus.

     "IRS" means the United States Internal Revenue Service.

     "Long Term Dividend Period" has the meaning specified in the definition of "Special Dividend Period."

     "Mandatory Redemption Price" has the meaning set forth on page 34 of this Prospectus.

     "Marginal Tax Rate" means the maximum marginal federal individual income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.


     "Maximum Applicable Rate" has the meaning specified under "Description of Preferred Stock--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" of this Prospectus.


     "Maximum Potential Additional Dividend Liability" has the meaning set forth under "Preferred Stock Basic Maintenance Amount" below.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Non-Payment Period" has the meaning set forth on page 30 of this Prospectus.

     "Non-Payment Period Rate" has the meaning set forth on page 30 of this Prospectus.

     "Normal Dividend Payment Date" has the meaning set forth on page 28 of this Prospectus.

     "Notice of Revocation" has the meaning set forth on page 29 of this Prospectus.

     "Notice of Special Dividend Period" has the meaning set forth on page 29 of this Prospectus.

     "Optional Redemption Price" has the meaning set forth on page 34 of this Prospectus.

     "Order" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of Preferred Stock but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of Preferred Stock.

     "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of Preferred Stock (or, in the case of an Existing Holder, additional shares of Preferred Stock).



     "Preferred Stock" means shares of preferred stock, par value $0.001 per share, of the Fund.



     "Preferred Stock Basic Maintenance Amount." The Preferred Stock Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of shares of Preferred Stock outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of Preferred Stock outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for the shares of Preferred Stock will not end within 49 calendar days of such Valuation Date;
(C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of Preferred Stock outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the S&P Volatility Factor determined from time to time by S&P (except that if such Valuation Date occurs during a Non- Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period
Rate); (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i)
(E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to repurchase agreements and any amounts payable for municipal obligations purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any Fund assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of the shares of Preferred Stock or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem the shares of Preferred Stock subject to redemption or to satisfy any of (i) (B) through (i) (F). For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

     "Preferred Stock Basic Maintenance Cure Date" has the meaning set forth on page 33 of this Prospectus.

     "Preferred Stock Basic Maintenance Report" has the meaning set forth on page 33 of this Prospectus.

     "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Rating Agency" means a nationally recognized statistical rating organization.


     "Reference Rate" has the meaning set forth on page 4 of this Prospectus.


     "Representative" means PaineWebber Incorporated or its successors.

     "Request for Special Dividend Period" has the meaning set forth on page 28 of this Prospectus.

     "Response" has the meaning set forth on page 29 of this Prospectus.

     "Retroactive Taxable Allocation" has the meaning set forth on page 31 of this Prospectus.

     "RIC" means regulated investment company under the Internal Revenue Code.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

     "S&P Discount Factor" has the meaning set forth on page 15 of the SAI.

     "S&P Eligible Assets" has the meaning set forth on page 15 of the SAI.

     "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the Preferred Stock Basic Maintenance Cure Date, that the Fund has under the Charter to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the Preferred Stock Basic Maintenance Amount.


     "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.


     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Preferred Stock.

     "Sell Order" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.

     "Short Term Dividend Period" has the meaning specified in the definition of "Special Dividend Period" below.

     "Special Dividend Period" means a Dividend Period consisting of a specified number of days (other than 28), evenly divisible by seven and not fewer than seven nor more than 364 (a "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period").

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Fund's Board of Directors, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of Preferred Stock subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Fund's Board of Directors, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of Preferred Stock subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Fund's Board of Directors after consultation with the Auction Agent and the Broker-Dealers.

     "Submission Deadline" has the meaning specified in Paragraph 3(a)(x) of the Auction Procedures.

     "Submitted Bid" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "Submitted Hold Order" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "Submitted Order" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "Submitted Sell Order" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

     "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by PaineWebber Incorporated, or its respective affiliates and successors, after consultation with the Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of Preferred Stock.

     "Sufficient Clearing Bids" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "Taxable Equivalent of the Short Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for federal income tax purposes under the Internal Revenue Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes a Preference Item, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short Term Municipal Obligations Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the marginal tax rate noted above (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless S&P provides the Fund with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the shares of Preferred Stock.

     "Taxable Investments" has the meaning set forth on page 14 of this Prospectus.

     "28-Day Dividend Period" means a Dividend Period consisting of 28 days. If the Fund changes the 28-Day Dividend Period to seven days, then 7-Day Dividend Periods will be substituted for 28-Day Dividend Periods.

     "Underwriting Agreement" has the meaning set forth on page 45 of this Prospectus.

     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "Valuation Date" has the meaning set forth on page 33 of this Prospectus.

     "Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

     "Winning Bid Rate" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

--------------------------------------------------------------------------------

                  Dreyfus Strategic Municipal Bond Fund, Inc.

                             2,480 Shares Series A
                             2,480 Shares Series B
                             2,480 Shares Series C

                            Auction Preferred Stock
                    Liquidation Preference $25,000 Per Share

                                [LOGO] Dreyfus

                                ---------------

                                   PROSPECTUS

                                ---------------

                            PaineWebber Incorporated

                               ----------------


                               September 22, 1999


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION



                                                       September 22, 1999




                   DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                                 200 Park Avenue
                               New York, NY 10166
                                 (800) 334-6899


                             AUCTION PREFERRED STOCK

                                TABLE OF CONTENTS

                                                                           PAGE


General Information..........................................................2
Additional Information About Certain Portfolio Securities and
 Investment Techniques.......................................................2
Investment Restrictions.....................................................13
Rating Agency Guidelines....................................................15
Management of the Fund......................................................20
Ownership of Fund Shares....................................................32
Portfolio Trading...........................................................32
Repurchase of Shares........................................................33
Taxation....................................................................34
Financial Statements........................................................36
Appendix A:  Ratings of Municipal Obligations..............................A-1
Appendix B:  Tax Equivalent Yield Table....................................B-1
Appendix C:  Settlement Procedures.........................................C-1
Appendix D:  Auction Procedures............................................D-1



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC. (THE "FUND") DATED SEPTEMBER 22, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-334-6899.

          Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus.




-------------------------------------------------------------------------------

                               GENERAL INFORMATION

          The Fund is a diversified, closed-end management investment company registered under the Investment Company Act. The Fund's investment adviser is The Dreyfus Corporation ("Dreyfus"). The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital.

            ADDITIONAL INFORMATION ABOUT CERTAIN PORTFOLIO SECURITIES
                            AND INVESTMENT TECHNIQUES

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          MUNICIPAL OBLIGATIONS. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in municipal obligations. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately.

          The yields on municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of municipal obligations.

TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in municipal obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meet prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the municipal obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with municipal obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the SEC currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed Dreyfus to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as Dreyfus may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed Dreyfus to consider: (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as Dreyfus may deem relevant.

TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligations and for other reasons.

          The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying municipal obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on municipal obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of municipal obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying municipal obligations and generally is at a level comparable to that of municipal obligations of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a municipal obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, municipal obligations having characteristics similar to custodial receipts. These securities may be issued as a part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity. The sale by the Fund of a call option that it owns on a specific municipal obligation could result in the receipt of taxable income by the Fund.

RATINGS OF MUNICIPAL OBLIGATIONS. Under normal market conditions, at least 80% of the value of the Fund's net assets will consist of municipal obligations considered investment grade by Moody's, S&P or Fitch (the "Rating Agencies") in the case of bonds, and in the two highest rating categories of a Rating Agency in the case of short-term obligations having or deemed to have maturities of less than one year. The Fund may invest the remainder of its net assets in municipal obligations which, in the case of bonds, are considered below investment grade by the Rating Agencies, including those rated no lower than C, but it currently is the intention of the Fund to invest such remainder of its assets primarily in bonds rated no lower than Ba by Moody's and BB by S&P and Fitch. The Fund also may invest in securities which, while not rated, are determined by Dreyfus to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

          The average distribution of investments (at value) in municipal obligations by ratings for the fiscal year ended November 30, 1998, computed on a monthly basis, was as follows:

                                                                PERCENTAGE
FITCH         or    MOODY'S               or    S&P              OF VALUE


AAA                 Aaa                         AAA                  16.3%
AA                  Aa                          AA                   11.9%
A                   A                           A                     6.0%
BBB                 Baa                         BBB                  24.8%
BB                  Ba                          BB                    8.1%
B                   B                           B                     1.8%
Not Rated           Not Rated                   Not Rated            36.1%
                                                                   -------
                                                                   100.00%
                                                                   =======


          Subsequent to its purchase by the Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund, but Dreyfus will consider such event in determining whether the Fund should continue to hold the municipal obligations. To the extent that the ratings given by the Rating Agencies for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information.

The ratings of the Rating Agencies represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, Dreyfus also will evaluate these securities and the creditworthiness of the issuers of such securities.

          ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non- zero coupon securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

          TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Taxation." Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

INVESTMENT TECHNIQUES

          The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income. The Fund's ability to use some of these techniques, such as investing in futures, engaging in options transactions and lending portfolio securities is limited as a condition to S&P's rating shares of the Fund's Preferred Stock "AAA." See "Rating Agency Guidelines."

          LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The rating agency guidelines prohibit the Fund from lending portfolio securities. See "Rating Agency Guidelines."

          DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. The rating agency guidelines for the Preferred Stock limit the use of derivatives. See "Rating Agency Guidelines."

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, Dreyfus will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by the Fund also is subject to Dreyfus's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. The Fund may purchase call and put options and may write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, the Fund segregates cash or liquid securities having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          Successful use by the Fund of options will be subject to Dreyfus's ability to predict correctly movements in interest rates. To the extent Dreyfus's predictions are incorrect, the Fund may incur losses.

          FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide investors with appropriate notice.

          FORWARD COMMITMENTS. The Fund may purchase or sell municipal obligations and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments. No additional purchase commitments will be made if more than 20% of the Fund's net assets would be so committed.

          Municipal obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations before their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

INVESTMENT CONSIDERATION AND RISKS

          INVESTING IN MUNICIPAL OBLIGATIONS. The Fund may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, Dreyfus will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

          Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the municipal obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

          LOWER RATED BONDS. The Fund may invest up to 20% of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated below investment grade by the Rating Agencies (commonly known as junk bonds). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal obligations. See "Appendix" for a general description of the Rating Agencies' ratings of municipal obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on Dreyfus's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


          You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

          The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and Dreyfus will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its net assets. Zero coupon securities and pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Taxation."

          SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by Dreyfus. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                             INVESTMENT RESTRICTIONS


          The Fund's investment objective, its policy to invest at least 80% of its net assets in municipal obligations and the following investment restrictions have been adopted by the Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, voting together as a single class and of the Fund's outstanding shares of Preferred Stock and any other preferred stock, voting as a separate class. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Investment Company Act, "majority" means (a) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less. The Fund may not:


          1. Purchase securities other than municipal obligations and Taxable Investments or as provided in Investment Restriction Nos. 7 and 12 or otherwise in the Fund's Prospectus.

          2. Borrow money, except to the extent permitted under the Investment Company Act. For purposes of this investment restriction, the entry into options, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          4. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

          5. Underwrite any issue of securities, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.


          6. Purchase, hold or deal in real estate or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or interests therein.

          7. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indexes, and options on futures contracts or indexes, as described in the Fund's Prospectus.

          8. Lend any funds or other assets except through the purchase of all or a portion of securities or obligations of the type in which the Fund may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board of Directors.

          9. Issue any senior security (as such term is defined in Section 18(f) of the Investment Company Act) other than preferred stock, except as permitted in Investment Restriction Nos. 2, 3, 4 and 7.

          10. Invest more than 5% of its assets in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitation.

          11. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of municipal obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          12. Purchase securities of other investment companies except (a) in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger, sale of assets or consolidation.

          Notwithstanding Investment Restriction No. 11, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          While not a fundamental policy, regulations of the Commodity Futures Trading Commission currently restrict the sum of initial margin and option premiums on commodity contracts to 5% of total assets. The regulations of the Commodity Futures Trading Commission do not limit, and the Fund is not otherwise limited in, the amount of variation margin the Fund may pay.

          If a percentage restriction set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                            RATING AGENCY GUIDELINES

          S&P AAA Rating Guidelines. The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See in the Prospectus "Description of Preferred Stock--Asset Maintenance--Preferred Stock Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for Municipal Obligations Sold and municipal obligations eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of municipal obligations eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a municipal obligation eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular municipal obligation will be determined by reference to (a) the rating by S&P on such municipal obligation and (b) the S&P Exposure Period. The S&P Exposure Period is the maximum period of time following a Valuation Date, including the Valuation Date and the Preferred Stock Basic Maintenance Cure Date, that the Fund has to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the Preferred Stock Basic Maintenance Amount.

          S&P Discount Factors applicable to municipal obligations for a range of S&P Exposure Periods are set forth below:


                                                     S&P Discount Factors Rating Category

Exposure Period                                      AAA           AA             A             BBB      UNRATED*


45 Business Days...................................  190%          195%          210%          250%      220%
25 Business Days...................................  170           175           190           230       220
10 Business Days...................................  155           160           175           215       220
7 Business Days....................................  150           155           170           210       220
3 Business Days....................................  130           135           150           190       220

-----------------
*    Eligible Assets not rated by S&P or rated less than BBB by S&P and not rated at least the equivalent of an "A" rating by another Rating Agency.


          Since the S&P Exposure Period currently applicable to the Fund is three Business Days, the S&P Discount Factors currently applicable to municipal obligations eligible for consideration under S&P guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "3 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term municipal obligations will be 115%, so long as such municipal obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, 120% if such Municipal Obligations are rated A-1 or SP-1- by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such municipal obligations are not rated by S&P but are rated VMIG- 1, P-1 or MIG-1 by Moody's; provided, however, such short-term municipal obligations rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term municipal obligations rated by Moody's but not rated by S&P may comprise no more than 50% of short-term municipal obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash, options or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any municipal obligation that is not rated by S&P but qualifies as a S&P Eligible Asset pursuant to clause (1)(c) of the following paragraph, such municipal obligation will be deemed to have a S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such municipal obligation is placed by another Rating Agency. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of Receivables for Municipal Obligations Sold as of or before such Valuation Date if the receivables are due within five Business Days of the Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term municipal obligations. In calculating the Discounted Value of the Corporation's portfolion (1) the S&P Discount Factors will be applied to futures and Inverse Floaters and (2) a Discount Factor of 388% will be applied to Municipal Obligations rated AAA by S&P which are not interest bearing or do not pay interest at least semi-annually.



          The S&P guidelines impose certain minimum issue size, issuer and geographical diversification and other requirements for purposes of determining S&P Eligible Assets:

               (1) To be considered S&P Eligible Assets, municipal obligations must:

                    (a) be interest bearing and pay interest at least
               semi-annually;

                    (b) be payable with respect to principal and interest in
               U.S. dollars;

                    (c) be publicly rated BBB or higher by S&P or (except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes, which must be rated by S&P to be included in S&P Eligible Assets), if not rated by S&P but rated by another Rating Agency, be rated at least A by such agency;

                    (d) not be private placements (except in the case of inverse floaters);

                    (e) not be subject to a covered call or covered put option written by the Fund; and

                    (f) be part of an issue with an original issue size of at
               least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.


               (2) Municipal obligations (excluding escrow bonds described below) of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such municipal obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets, and provided that municipal obligations (excluding escrow bonds) not rated or rated less than BBB by S&P or not rated at least A by another Rating Agency with respect to any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such municipal obligations does not exceed 5% of the aggregate fair market value of S&P Eligible Assets.

               (3) Municipal obligations not rated at least BBB by S&P or not rated by S&P, or not rated at least A by another Rating Agency, will be considered S&P Eligible Assets only to the extent the fair market value of such municipal obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets; provided however, that if the fair market value of such municipal obligations exceeds 20% of the aggregate fair market value of S&P Eligible Assets, a portion of such municipal obligations (selected by the Fund) will not be considered S&P Eligible Assets, so that the fair market value of such municipal obligations (excluding such portion) does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

               (4) Municipal Obligations not rated at least BBB by S&P or not rated by S&P, but rated at least A by another Rating Agency, will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of S&P Eligible Assets; provided however, that if the fair market value of such Municipal Obligations exceeds 50% of the aggregate fair market value of S&P Eligible Assets, a portion of such Municipal Obligations (selected by the Fund) will not be considered S&P Eligible Assets, so that the fair market value of such Municipal Obligations (excluding such portion) does not exceed 50% of the aggregate fair market value of S&P Eligible Assets.

               (5) Long-term municipal obligations (excluding escrow bonds) issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such municipal obligations does not exceed 25% of the aggregate fair market value of S&P Eligible Assets.

               (6) Municipal obligations which are not interest bearing or do not pay interest at least semi-annually will be considered S&P Eligible Assets if rated AAA by S&P.


          Escrow bonds (defeased bonds) may comprise 100% of the Fund's S&P Eligible Assets. Escrow bonds are municipal obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P,
(iii) are not rated by S&P but have been determined to be legally defeased by Moody's, or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

          Inverse floaters will qualify as S&P Eligible Assets provided that the ratio of aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed a ratio of one-to-one at their time of original issuance. Leveraged inverse floaters will not qualify as S&P Eligible Assets unless the leveraged bond has only one reset remaining before its maturity.

          The Fund may include municipal obligations as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Fund in writing that such action will not adversely affect its then-current rating on the shares of Preferred Stock. As discussed herein, the Fund may engage in options or futures transactions. For so long as any shares of Preferred Stock are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of Preferred Stock by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

               (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by THE WALL STREET JOURNAL;

               (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by THE WALL STREET JOURNAL;

               (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event
          (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

               (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month before the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

               (v) when the Fund writes a financial futures contract or an option thereon, it will either segregate an amount of cash, cash equivalents or high grade (rated A or better by S&P) fixed-income securities that, together with the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option, equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it will hold such underlying security in its portfolio.

          For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin will be zero and the aggregate Discounted Value of S&P Eligible Assets will be reduced by an amount equal to
(i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

          For so long as the shares of Preferred Stock are rated by S&P, the Fund, unless it has received written confirmation from S&P that such action would not impair the ratings then assigned to the shares of Preferred Stock by S&P, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances will be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings will be repaid within 60 days and not be extended or renewed and will not cause the aggregate Discounted Value of S&P Eligible Assets to be less than the Preferred Stock Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the shares of Preferred Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, (v) reissue any shares of Preferred Stock previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or
(vii) engage in reverse repurchase agreements.

          For so long as the shares of Preferred Stock are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of Preferred Stock by S&P, except that the Fund may engage in S&P Hedging Transactions subject to the limitations described herein.

                             MANAGEMENT OF THE FUND

          INVESTMENT ADVISER AND ADMINISTRATOR. Dreyfus serves as the Fund's investment adviser and administrator. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon").


          Dreyfus provides investment management services pursuant to an investment advisory agreement dated August 24, 1994 with the Fund (the "Investment Advisory Agreement"), which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company
Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was approved by shareholders on August 24, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Investment Advisory Agreement, at a meeting held on April 26, 1999. The Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by a vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by Dreyfus. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).


          The following persons are officers and/or directors of Dreyfus:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional; Lawrence S. Kash, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


          Dreyfus manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. Dreyfus is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are A. Paul Disdier, Joseph P. Darcy, Richard J. Moynihan, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by Dreyfus.

          Dreyfus serves as the Fund's administrator pursuant to an administration agreement with the Fund dated November 1, 1995 (the "Administration Agreement"), pursuant to which Dreyfus, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, generally assists in all aspects of the Fund's administration and operation. Among other things, Dreyfus provides to the Fund statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and certain other services (including calculation of the net asset value of the Fund's shares) required by the Fund, prepares reports to shareholders of the Fund's common stock and prepares tax returns and reports to and filings with the SEC and state Blue Sky authorities. Dreyfus bears all expenses in connection with the performance of these services.

          The Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the Fund's Board. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board, by a vote of the holders of a majority of the Fund's outstanding voting shares or by Dreyfus. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence of Dreyfus's obligations or duties to the Fund under such Agreement, Dreyfus will not be liable to the Fund for any loss incurred.


          EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, and other expenses in any way related to the execution, recording and settlement of portfolio securities transactions, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus, SEC fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, expenses of listing, and maintaining the listing of, the Fund's common stock on any stock exchange, costs incurred in the offering of any preferred stock of the Fund, costs of independent pricing services, costs of maintaining the Fund's corporate existence, expenses of reacquiring shares of common stock and/or any preferred stock of the Fund, expenses in connection with the Fund's Dividend Reinvestment Plan, costs of maintaining the required books and accounts, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing, printing and mailing share certificates, proxy statements and prospectuses, and any extraordinary expenses.

          Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deemed appropriate.

          As compensation for Dreyfus's services under the Investment Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.50% of the value of the Fund's average weekly net assets. For the fiscal years ended November 30, 1996, 1997 and 1998, the investment advisory fees payable by the Fund amounted to $2,161,268, $2,200,532, and $2,257,767, respectively. The Fund has agreed to pay Dreyfus, Boston Safe Deposit and Trust Company and First Data Investor Services Group, Inc. for administration, custody and transfer agency services, respectively, a monthly fee at the aggregate annual rate of 0.25% of the value of the Fund's average weekly net assets. For the fiscal years ended November 30, 1996, 1997 and 1998, such fees payable by the Fund amounted to $1,080,634, $1,100,266, and $1,128,883, respectively. All fees and expenses are accrued and deducted before the declaration of dividends to investors.

          DIRECTORS AND OFFICERS. Directors and officers of the Fund, together with information as to their principal business operations during at least the last five years, are shown below.


                                                          Principal Occupations
                                                          During the
Name, Address and Age       Position with the Fund        Past Five Years
-----------------------     ------------------------      --------------------
Joseph S. DiMartino             Chairman of the           Since January 1995, he has  been Chairman of the
  200 Park Avenue               Board                     Board of various funds in the Dreyfus Family of
  New York, NY  10166                                     Funds. He also is a director of The Noel
  Age:  55                                                Group, Inc., a venture capital company (for which,
                                                          from February 1995 until November 1997, he was
                                                          Chairman of the Board), Career Blazers, Inc.
                                                          (formerly, Staffing Resources, Inc.), a
                                                          temporary placement agency, HealthPlan
                                                          Services Corporation, a provider of marketing,
                                                          administrative and risk management services to
                                                          health and other benefit programs, Carlyle Industries,
                                                          Inc. (formerly, Belding Heminway Company, Inc.), a
                                                          button packager and distributor, and Century Business
                                                          Services, Inc. (formerly, International Alliances
                                                          Services, Inc.), a provider of various outsourcing
                                                          functions for small and medium sized companies. For
                                                          more than five years prior to January 1995, he was
                                                          President, a director and, until August 1994, Chief
                                                          Operating Officer of Dreyfus and Executive Vice President
                                                          and a director of Dreyfus Service Corporation, a
                                                          wholly-owned subsidiary of Dreyfus. From August 1994 until
                                                          December 31, 1994, he was a director of Mellon.

David W. Burke                  Director                  Board member of various funds in the Dreyfus Family of
  Box 654                                                 Funds. Chairman of the Broadcasting Board of Governors,
  Eastham, MA  02642                                      an independent board within the United States Information
  Age: 63                                                 Agency, from August 1994 to November 1998. From August
                                                          1994 to December 1994, Mr. Burke was a consultant to
                                                          Dreyfus, and from October 1990 to August 1994, he was
                                                          Vice President and Chief Administrative Officer of Dreyfus.
                                                          From 1977 to 1990, Mr. Burke was involved in the
                                                          management of national television news, as Vice
                                                          President and Executive Vice President of ABC
                                                          News, and subsequently as President of CBS News.

Hodding Carter, III             Director                  Since February 1998, he has been President and Chief
  Knight Foundation                                       Executive Officer of the John S. and James L. Knight
  1 South Biscayne Boulevard                              Foundation. From 1985 to 1998, he was President and
  Suite 3800                                              Chairman of MainStreet TV, a television production company.
  Miami, FL  33131                                        From 1995 to 1998, he was Knight Professor of Public
  Age: 63                                                 Affairs Journalism at the University of Maryland. From 1980
                                                          to 1991 he was "OpEd" Columnist for The Wall Street
                                                          Journal. From 1985 to 1986, he was editor and chief
                                                          correspondent of "Capitol Journal," a weekly Public
                                                          Broadcasting System ("PBS") series on Congress. From 1981
                                                          to 1984, he was anchorman and chief correspondent for
                                                          PBS' "Inside Story," a regularly scheduled half- hour
                                                          critique of press performance. From 1977 to July 1,
                                                          1980, Mr. Carter served as Assistant Secretary of State
                                                          for Public Affairs and as Department of State spokesman.

Ehud Houminer                   Director                  Since July 1991, he has been Professor and Executive-in-
  c/o Columbia Business                                   Residence at the Columbia Business School, Columbia
  School                                                  University. Since January 1996, he has been Principal of
  Columbia University                                     Lear, Yavitz, and Associates, a management
  Uris Hall, Room 526                                     consultant firm. He also is a director of Avnet Inc. and
  New York, NY  10027                                     SuperSol, Inc.
  Age: 58

Richard C. Leone              Director                    President of The Century Foundation (formerly, The
  41 East 70th Street                                     Twentieth Century Fund, Inc.), a tax exempt research
  New York, NY  10021                                     foundation engaged in the studies of economic, foreign
  Age: 58                                                 policy and domestic issues. Mr. Leone also is a director
                                                          of Dynex, Inc. From April 1990 to March 1994, he was
                                                          Chairman, and from April 1988 to March 1994, a Commissioner of The Port Authority of New York and New Jersey.
                                                          From January 1986 to January 1989, he was Managing Director of
                                                          Dillon, Reed & Co., Inc.

Hans C. Mautner               Director                    Vice Chairman and a Director of Simon Property, Group,
  305 East 47th Street                                    Inc., a real estate investment company and also a Director
  New York, NY  10017                                     of Cornerstone Properties. From 1977 to 1998, he was
  Age: 61                                                 Chairman, Trustee and Chief Executive Officer of Corporate
                                                          Property Investors, which merged into Simon Property
                                                          Group, Inc. in September 1998. Since January 1986,
                                                          he has been a Director of Julius Baer Investment
                                                          Management, Inc., a wholly-owned subsidiary of Julius
                                                          Baer Securities, Inc.

*Robin A. Pringle             Director                    Since March 1996, she has been President of the Boisi Family
  621 South Plymouth Court                                Foundation, a private family foundation located
  Chicago, IL  60605                                      in New York City devoted to youths and higher
  Age: 35                                                 education. Also, she has been Assistant
                                                          to the Chief Executive Officer of The Beacon Group,
                                                          LLC, a private equity firm and advisory
                                                          partnership. Since 1993, she has been Vice President, and
                                                          from March 1992 to October 1993, she was Executive
                                                          Director of One-to-One Partnership, Inc., a national
                                                          non-profit organization that seeks to promote
                                                          mentoring and economic empowerment for at-risk youths.
                                                          From June 1986 to February 1992, she was an investment
                                                          banker with Goldman, Sachs & Co.

*John E. Zuccotti             Director                    Since November 1996, he has been Chairman and Chief
  One Liberty Plaza                                       Executive Officer of World Financial Properties, Inc. Mr.
  New York, NY  10006                                     Properties, Inc. Mr. Zuccotti also is a
  Age: 61                                                 Director of Starrett Housing Corporation, a construction,
                                                          development and management of real estate properties
                                                          corporation and Capstone Pharmacy Services, Inc. From
                                                          1990 to November 1996, he was President and Chief
                                                          Executive Officer of Olympia & York Companies (U.S.A.)
                                                          and a member of its Board of Directors since the inception of the Board on July 27, 1993. From 1986 to 1990, he was a
                                                          partner in the law firm of Brown & Wood, and from 1978
                                                          to 1986, he was a partner in the law firm of Tufo &
                                                          Zuccotti. He was First Deputy Mayor of the City of New
                                                          York from December 1975 to June 1977, and Chairman of the
                                                          City Planning Commission for the City of New York
                                                          from 1973 to 1975.


Marie E. Connolly             President and               President, Chief Executive Officer, Chief Compliance
  200 Park Avenue             Treasurer                   Officer and a Director of Premier Mutual Fund
  New York, NY  10166                                     Services, Inc., and Funds Distributor,
  Age: 41                                                 Inc., the ultimate parent of which is Boston
                                                          Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus.

Margaret W. Chambers          Vice President and          Senior Vice President and General Counsel of Funds Distributor,
  200 Park Avenue             Secretary                   Inc., and an officer of other investment companies advised or
  New York, NY  10166                                     administered by Dreyfus. From August 1996 to March 1998,
  Age: 38                                                 she was Vice President and Assistant General
                                                          Counsel for Loomis, Sayles & Company, L.P. From January
                                                          1986 to July 1996, she was an associate with the law firm of
                                                          Ropes & Gray.

Frederick C. Dey              Vice President and          Vice President, New Business Development of Funds Distributor,
  60 State Street             Assistant Treasurer         Inc.  since September 1994, and an officer of other investment
  Boston, MA  02109           and Assistant Secretary     companies advised or administered by Dreyfus.
  Age: 37

Stephanie D. Pierce           Vice President,             Vice President of Premier Mutual Fund Services, Inc.
  200 Park Avenue             Assistant Secretary and     and Funds Distributor, Inc., and an officer of other
  New York, NY  10166         Assistant Treasurer         investment companies advised or administered by
  Age:  30                                                Dreyfus. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From
                                                          August 1995 to April 1997, she was an Assistant Vice
                                                          President with Hudson Valley Bank, and from September
                                                          1990 to August 1995, she was Second Vice President with Chase
                                                          Manhattan Bank.

John P. Covino                Vice President and          Vice President and Treasury Group Manager of Treasury
  60 State Street             Assistant Treasurer         Servicing and Administration of Funds Distributor, Inc.,
  Boston, MA  02109                                       since December 1998, and an officer of other investment
  Age: 35                                                 companies advised or administered by Dreyfus. From December
                                                          1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their
                                                          Institutional Brokerage Group. Prior to joining
                                                          Fidelity, he was employed by SunGard Brokerage Systems.

Mary A. Nelson                Vice President and          Vice President of Premier Mutual Fund Services, Inc.
  200 Park Avenue             Assistant Treasurer         and Funds Distributor, Inc., and an officer of other
  New York, NY  10166                                     investment companies advised or administered by Dreyfus.
  Age: 34                                                 From September 1989 to July 1994, she was an Assistant
                                                          Vice President and Client Manager for The Boston Company, Inc.

George A. Rio                 Vice President and          Executive Vice President and Client Service Director of Funds
  60 State Street             Assistant Treasurer         Distributor, Inc., and an officer of other investment companies
  Boston, MA  02109                                       advised or administered by Dreyfus. From June 1995 to March 1998,
  Age: 43                                                 he was Senior Vice President and Senior Key Account Manager
                                                          for Putnam Mutual Funds. From May 1994 to June 1995, he was
                                                          Director of Business Development for First Data
                                                          Corporation. From September 1983 to May 1994, he was
                                                          Senior Vice President and Manager of Client
                                                          Services and Director of Internal Audit at The Boston
                                                          Company, Inc.

Joseph F. Tower, III          Vice President and          Senior Vice President, Treasurer, Chief Financial Officer
  200 Park Avenue             Assistant Treasurer         and a Director of Premier Mutual Fund Services, Inc. and
  New York, NY  10166                                     Funds Distributor, Inc., and an officer of other
  Age: 36                                                 investment companies advised or
                                                          administered by Dreyfus. From July
                                                          1988 to August 1994, he was employed by
                                                          The Boston Company, Inc. where he held
                                                          various management positions in the
                                                          Corporate Finance and Treasury areas.

Douglas C. Conroy             Vice President and          Assistant Vice President of Funds Distributor, Inc.,
  200 Park Avenue             Assistant Secretary         and an officer of other investment companies
  New York, NY  10166                                     advused or Dreyfus. From April 1993 to January
  Age: 29                                                 1995, he was a Senior Fund Accountant for
                                                          Investors Bank & Trust Company.

Karen Jacoppo-Wood            Vice President and          Vice President and Senior Counsel of Funds Distributor,
  60 State Street             Assistant Secretary         Inc., since February 1997, and an officer of
  Boston, MA  02109                                       other investment companies advised or
  Age:  32                                                administered by Dreyfus. From June
                                                          1994 to January 1996, she was
                                                          Manager of SEC Registration at
                                                          Scudder, Stevens & Clark, Inc. Prior to
                                                          June 1994, she was a senior paralegal at
                                                          The Boston Company Advisors, Inc.

Christopher J. Kelley         Vice President and          Vice President and Senior Associate General
  200 Park Avenue             Assistant Secretary         Counsel of Premier Mutuakl Fund Services, Inc.
  New York, NY  10166                                     and Funds Distributor, Inc., and an officer of other
  Age: 33                                                 investment companies advised or administered by
                                                          Dreyfus. From April 1994 to July 1996, he was Assistant
                                                          Counsel at Forum Financial Group. From October 1992 to
                                                          March 1994, he was employed by Putnam Investments in legal and compliance capacities.

Kathleen M. Morrissey         Vice President and          Vice President and Assistant Secretary of Funds Distributor,
  200 Park Avenue             Assistant Secretary         Inc., and an officer of other investment companies advised or
  New York, NY  10166                                     administered by Dreyfus. From July 1994 to November
  Age:  26                                                1995, she was a Fund Accountant for Investors Bank &
                                                          Trust Company.

Elba Vasquez                  Vice President and          Assistant Vice President of Funds Distributor, Inc., and an
  200 Park Avenue             Assistant Secretary         officer of other investment companies advised or administered by
  New York, NY  10166                                     Dreyfus. From March 1990 to May 1996, she was employed by
  Age: 32                                                 U.S. Trust Company of New York. As an officer of U.S.
                                                          Trust, she held various sales and marketing positions.
----------------
*  Designated Preferred Stock Director

          The Fund has as audit committee comprised of its Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund (which currently is comprised of all of the Fund's Board members), the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. The Fund has no standing nominating or compensation committee or any committee performing similar functions. The Fund typically pays the Directors an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% in annual retainer and per meeting fees. The Fund does not pay any other remuneration to its Directors and officers and the Fund has no bonus, pension, profit-sharing or retirement plan.

          The aggregate amount of compensation paid to each Director by the Fund for its fiscal year ended November 30, 1998, and the aggregate amount of compensation paid to each such Director by all other funds in the Dreyfus Family of Funds for which such Director is a Board member (the number of which is set forth in parenthesis next to each Director's total compensation)* for the year ended December 31, 1998, was as follows:


                                                               Aggregate                    Total Compensation from
                                                             Compensation                  the Fund and Fund Complex
            Name of Director and Fund                       from the Fund**                    Paid to Director
------------------------------------------------------    -----------------------         -----------------------------
Joseph S. DiMartino                                             $7,500                            $619,660 (187)
David W. Burke                                                  $6,000                            $233,500 (62)
Hodding Carter III                                              $4,500                            $ 32,500 (7)
Ehud Houminer                                                   $6,000                            $ 62,250 (21)
Richard C. Leone                                                $5,500                            $ 35,500 (7)
Hans C. Mautner                                                 $4,500                            $ 29,500 (7)
Robin A. Pringle                                                $5,500                            $ 38,500 (7)
John E. Zuccotti                                                $5,000                            $ 32,500 (7)


-------------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director is a Board member.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,098 for all Directors as a group.

                            OWNERSHIP OF FUND SHARES


          As of September 1, 1999, the Board members and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

          As of September 1, 1999, no shareholders owned of record 5% or more of the outstanding shares of the Fund.



                                PORTFOLIO TRADING

          Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

          Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable Dreyfus to supplement its own research and analysis with the views and information of other securities firms, and also may be selected based upon their sales of shares of funds advised by Dreyfus or its affiliates.

          Research services furnished by brokers through which the Fund effects securities transactions may be used by Dreyfus in advising other funds it advises and, conversely, research services furnished to Dreyfus by brokers in connection with other funds Dreyfus advises may be used by Dreyfus in advising the Fund. Although it is not possible to place a dollar value on these services, it is Dreyfus's opinion that the receipt and study of such services should not reduce the expenses of its research department.

          Generally, the Fund will not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to Dreyfus. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The annual rate of the Fund's total portfolio turnover for the years ended November 30, 1998, 1997 and 1996, was 6.33%, 2.95% and 13.47%, respectively.


          The Fund paid no brokerage commissions during the fiscal years ended November 30, 1998, 1997, and 1996.



                              REPURCHASE OF SHARES

          So long as any shares of the Fund's preferred stock are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its common stock unless (i) all accrued preferred stock dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common stock) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

          Subject to its investment limitations, the Fund may borrow to finance the repurchase of its shares. Interest on any borrowing to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase or tender offer that might be approved by the Board of Directors would have to comply with the Securities and Exchange Act of 1934 and the Investment Company Act and the rules and regulations thereunder.

          It is the Board's announced policy, which may be changed by the Board, not to authorize repurchases of shares of the Fund's common stock or a tender offer if (1) such purchases would (a) result in the delisting of the Fund's common stock from the New York Stock Exchange or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends or distributions from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner which is orderly and consistent with the Fund's investment objective and policies in order to repurchase shares; or
(3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State in which the Fund invests, which is material to the Fund, (d) limitation imposed by Federal or state authorities on the extension of credit by lending institutions materially adversely affecting the Fund, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (f) other event or condition which would have a material adverse effect on the Fund or its remaining shareholders if shares were repurchased. The Board of Directors may modify these conditions in light of circumstances existing at the time.

          The repurchase by the Fund of its shares of common stock at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the shares of common stock trading at a price equal to their net asset value. Nevertheless, the fact that the shares of common stock may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

          Before deciding whether to take any action in response to a discount from net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if shares of the common stock should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                    TAXATION

          The Fund has qualified and intends to continue to so qualify as a registered investment company (RIC) under the Internal Revenue Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, so as to maintain its RIC status. By doing so, the Fund will avoid any federal income tax on any income and gains it distributes to its shareholders. If the Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all distributions, including those that otherwise would qualify as "exempt-interest dividends" (described below), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.


          To avoid incurring a federal excise tax obligation, the Fund must distribute (or be deemed to have distributed) each calendar year at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for that year, (ii) 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of that year, after reduction by any available capital loss carryforwards and (iii) 100% of certain other amounts.


          The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. The Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash to enable it to distribute that income to Fund shareholders and thereby remain qualified for treatment as a RIC and avoid imposition of the income and excise taxes described above.

          Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Internal Revenue Code. In order for the Fund to be able to pay exempt-interest dividends, at least 50% of the Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from regular federal income tax under Internal Revenue Code
Section 103(a). The portion of exempt-interest dividends attributable to interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. Shareholders are required to report exempt-interest dividends on their federal income tax returns.

          The Fund will designate distributions made to holders of shares of common stock and to holders of shares of preferred stock, including the shares of Preferred Stock, in accordance with each class's proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).

          A portion of exempt-interest dividends paid by the Fund will not be tax-exempt to any shareholder who is a "substantial user" of the facilities financed by tax-exempt obligations held by the Fund or "related persons" of such substantial users.

          Any recognized gain or other income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) other than, in general, at their original issue, is taxable as ordinary income. Such an obligation generally is treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount, or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

          Some of the Fund's investment practices are subject to special provisions of the Internal Revenue Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions also may require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

          On a sale or exchange of shares of Preferred Stock, the holder will recognize taxable gain or loss equal to the difference between the holder's adjusted basis for the shares of Preferred Stock and the amount realized. Any such gain or loss will be treated as capital gain or loss if the shares of Preferred Stock are capital assets in the holder's hands and as long-term capital gain or loss if the shares of Preferred Stock are held for more than one year. Any loss realized on the sale or exchange of shares of Preferred Stock held by a shareholder for six months or less will be disallowed to the extent the shareholder has received exempt-interest dividends with respect to those shares of Preferred Stock, and any such loss that exceeds the disallowed amount will be treated as a long-term capital loss to the extent of any distribution of net capital gain with respect to those shares of Preferred Stock. In addition, a loss realized on a sale of shares of Preferred Stock will be disallowed to the extent the shareholder acquires other shares of Preferred Stock within the period beginning 30 days before, and ending 30 days after, the sale.

          Taxable dividends (including capital gain dividends) payable by the Fund to individuals and certain other non-corporate shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Fund has received certain notifications from the IRS are subject to "backup" withholding of federal income tax at a rate of 31%. An individual's TIN is generally his or her social security number.

          Taxable distributions to individuals and certain other non-corporate shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the rate of 31%.

          Investments in shares of Preferred Stock are not appropriate for non-U.S. investors or as a Retirement Plan investment.

          The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

          The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as non-U.S. investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply to their particular situations, as well as the state or local tax consequences of investing in the Fund and any proposed tax law changes.

                              FINANCIAL STATEMENTS

          INDEPENDENT AUDITORS. Ernst & Young LLP are the Fund's independent auditors providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019. The financial statements for the year ended November 30, 1998 incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Ernst & Young LLP given on their authority as experts in auditing and accounting.

          INCORPORATION BY REFERENCE. The Fund's Annual Report for the fiscal year ended November 30, 1998 and Semi-Annual Report for the six-month period ended May 31, 1999 (the "Reports"), which either accompany this SAI or have previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference with respect to all information. The Fund will furnish, without charge, a copy of the Reports upon written request to Dreyfus Strategic Municipal Bond Fund, Inc., 200 Park Avenue, New York, New York 10166; or upon phone request by calling (800) 334-6899.

                                   APPENDIX A

                        RATINGS OF MUNICIPAL OBLIGATIONS

          Description of certain S&P, Moody's and Fitch ratings:

S&P


MUNICIPAL ISSUE RATINGS DEFINITIONS

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium- term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o       Nature of and provisions of the obligation; and

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

An S&P note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

ISSUER CREDIT RATING DEFINITIONS

An S&P Issuer Credit Rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The Issuer Credit Rating is not a recommendation to purchase, sell or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

CREDITWATCH AND RATING OUTLOOKS

An S&P rating evaluates default risk over the life of a debt issue, incorporating an assessment of all future events to the extent they are known or considered likely. But S&P also recognizes the potential for future performance to differ from initial expectations. Rating outlooks and CreditWatch listings address this possibility by focusing on the scenarios that could result in a rating change.

CreditWatch highlights potential changes in ratings of bonds, short-term, and other fixed-income securities. Issues appear on CreditWatch when an event or deviation from an expected trend has occurred or is expected and additional information is necessary to take a rating action. Such rating reviews normally are completed within 90 days, unless the outcome of a specific event is pending. A listing does not mean a rating change is inevitable. However, in some cases, it is certain that a rating change will occur and only the magnitude of the change is unclear.

Wherever possible, a range of alternative ratings that could result is shown. CreditWatch is not intended to include all issues under review, and rating changes will occur without the issue appearing on CreditWatch. An issuer cannot automatically appeal a CreditWatch listing, but analysts are sensitive to issuer concerns and the fairness of the process.

A rating outlook is assigned to all long-term debt issues--except for structured finance--and also assesses potential for change. Outlooks have a longer time frame than CreditWatch listings and incorporate trends or risks with less certain implications for credit quality. An outlook is not necessarily a precursor of a rating change or a CreditWatch listing.

CreditWatch designations and outlooks may be "positive," which indicates a rating may be raised, or "negative," which indicates a rating may be lowered. "Developing" is used for those unusual situations in which future events are so unclear that the rating potentially may be raised or lowered. "Stable" is the outlook assigned when ratings are not likely to be changed, but should not be confused with expected stability of the company's financial performance.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

VARIABLE-RATE DEMAND BONDS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

Moody's

MUNICIPAL BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

MUNICIPAL NOTE RATINGS

          Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER RATING

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternative liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

MUNICIPAL BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

          Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

          Bonds rated C are in imminent default in payment of interest or principal.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                   APPENDIX B


                           TAX EQUIVALENT YIELD TABLE

          The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 6% under the regular federal income tax law and tax rates applicable to individuals for 1999.


                                                          Marginal                 A Federal Tax-Exempt Yield of:
                 Taxable Income*                          Income Tax      4.00%         4.50%         5.00%       5.50%       6.00%
SINGLE RETURN              Joint Return                   Bracket               Is Equitable to a Fully Taxable Yield of:
-------------              ------------                   -----------           ------------------------------------------
Up to $25,750              Up to $43,050               15.00%           4.71%         5.29%          5.88%       6.47%        7.06%
$25,751 - $62,450          $43,051 - $104,050          28.00            5.56          6.25           6.94        7.64         8.33
$62,451 - $130,250         $104,051 - $158,550         31.00            5.80          6.52           7.25        7.97         8.70
$130,251 - $283,150        $158,551 - $283,150         36.00            6.25          7.03           7.81        8.59         9.38
Over $283,150              Over $283,150               39.60            6.62          7.45           8.28        9.11         9.93

---------------

* Net amounts subject to federal personal income tax after deductions and exemptions.


          The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

          Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from federal income tax, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. The interest earned on certain "private activity bonds," while exempt from federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax ("AMT"). The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

          The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax advisers for additional information.

                                   APPENDIX C

                              SETTLEMENT PROCEDURES

          The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by the party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Fund's Prospectus or Appendix D hereto, as the case may be.

          (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

               (i) the Applicable Rate fixed for the next succeeding Dividend Period;

               (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

               (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of shares of preferred stock to be sold by such Beneficial Owner;

               (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of shares of preferred stock to be purchased by such Potential Beneficial Owner;

               (v) if the aggregate number of shares of preferred stock to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of preferred stock to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker- Dealer) acting for one or more purchasers of such excess number of shares of preferred stock and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

               (vi) if the aggregate number of shares of preferred stock to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of preferred stock to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker- Dealer) acting for one or more sellers of such excess number of shares of preferred stock and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

               (vii) the Auction Date of the next succeeding Auction with respect to the shares of preferred stock.

          (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

               (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of preferred stock to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

               (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of preferred stock to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of preferred stock of the Applicable Rate for the next succeeding Dividend Period;

               (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

               (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

               (v) advise each Potential Beneficial Owner on whose behalf such Broker- Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

          (c) On the basis of the information provided to it pursuant to (a) above, each Broker- Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of preferred stock received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

          (d) On each Auction Date:

               (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

               (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker- Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker- Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

               (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

          (e) On the day after the Auction Date:

               (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
(b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

               (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
(d)(ii) above, and the Securities Depository shall execute such transactions;
and

               (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
(d)(iii) above, and the Securities Depository shall execute such transactions.

          (f) If a Beneficial Owner selling shares of preferred stock in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of preferred stock that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of preferred stock to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                   APPENDIX D

                               AUCTION PROCEDURES

          The following procedures will be set forth in Article FIRST, paragraph 3 of the Fund's Articles Supplementary relating to the shares of Preferred Stock and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus, except that the term "Corporation" means the Fund. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein will actually perform the procedures described herein to be performed by such party.

PARAGRAPH 3(a).  CERTAIN DEFINITIONS.

          As used in this Paragraph 3, the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

          (ii) "Available Preferred Stock" shall have the meaning specified in Paragraph 3(d)(i) below.

          (iii) "Bid" shall have the meaning specified in Paragraph 3(b)(i) below.

          (iv) "Bidder" shall have the meaning specified in Paragraph 3(b)(i) below.

          (v) "Hold Order" shall have the meaning specified in Paragraph 3(b)(i) below.

          (vi) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of Preferred Stock as follows:


                                              APPLICABLE PERCENTAGE OF                     APPLICABLE PERCENTAGE OF
S&P CREDIT RATINGS                         REFERENCE RATE--NO NOTIFICATION                 REFERENCE RATE--NOTIFICATION
-------------------                       ---------------------------------                -------------------------------
AA- or Higher                                           110%                                         150%
A- to A+                                                125%                                         160%
BBB- to BBB+                                            150%                                         250%
Below BBB-                                              200%                                         275%


          The Corporation shall take all reasonable action necessary to enable S&P to provide a rating for the shares of Preferred Stock. If S&P shall not make such a rating available, PaineWebber Incorporated or its affiliates and successors, after consultation with the Corporation, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

          (vii) "Order" shall have the meaning specified in Paragraph 3(b)(i) below.

          (viii) "Preferred Stock" shall mean the shares of preferred stock being auctioned pursuant to Paragraph 3.

          (ix) "Sell Order" shall have the meaning specified in Paragraph 3(b)(i) below.

          (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

          (xi) "Submitted Bid" shall have the meaning specified in Paragraph 3(d)(i) below.

          (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 3(d)(i) below.

          (xiii) "Submitted Order" shall have the meaning specified in Paragraph 3(d)(i) below.

          (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 3(d)(i) below.

          (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 3(d)(i) below.

          (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 3(d)(i) below.


PARAGRAPH 3(b). ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.

          (i) Unless otherwise permitted by the Corporation, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker- Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer also may hold shares of Preferred Stock in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

               (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

                    (1) the number of outstanding shares of Preferred Stock, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                    (2) the number of outstanding shares of Preferred Stock, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                    (3) the number of outstanding shares of Preferred Stock, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

               (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including persons that are not Beneficial Owners, on such list to determine the number of outstanding shares of Preferred Stock, if any, which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

          For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 3(b)(i) is hereinafter referred to as an "Order," and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 3(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 3(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 3(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker- Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

          (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                    (1) the number of outstanding shares of Preferred Stock specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                    (2) such number or a lesser number of outstanding shares of Preferred Stock to be determined as set forth in Paragraph 3(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                    (3) a lesser number of outstanding shares of Preferred Stock to be determined as set forth in Paragraph 3(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

               (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                    (1) the number of outstanding shares of Preferred Stock specified in such Sell Order; or

                    (2) such number or a lesser number of outstanding shares of Preferred Stock to be determined as set forth in Paragraph 3(e)(ii)(C) if Sufficient Clearing Bids do not exist.

               (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                    (1) the number of outstanding shares of Preferred Stock specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                    (2) such number or a lesser number of outstanding shares of Preferred Stock to be determined as set forth in Paragraph 3(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

PARAGRAPH 3(c).  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

          (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

               (A) the name of the Bidder placing such Order (which shall be the Broker- Dealer unless otherwise permitted by the Corporation);

               (B) the aggregate number of outstanding shares of Preferred Stock that are the subject of such Order;

               (C) to the extent that such Bidder is an Existing Holder:

                    (1) the number of outstanding shares of Preferred Stock, if any, subject to any Hold Order placed by such Existing Holder;

                    (2) the number of outstanding shares of Preferred Stock, if any, subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                    (3) the number of outstanding shares of Preferred Stock, if any, subject to any Sell Order placed by such Existing Holder; and

               (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

          (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

          (iii) If an Order or Orders covering all of the outstanding shares of Preferred Stock held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of Preferred Stock held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of Preferred Stock held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

               (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of Preferred Stock held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of Preferred Stock subject to such Hold Orders exceeds the number of outstanding shares of Preferred Stock held by such Existing Holder, the number of shares of Preferred Stock subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of Preferred Stock held by such Existing Holder;

               (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of Preferred Stock held by such Existing Holder over the number of shares of Preferred Stock subject to any Hold Order referred to in Paragraph 3(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 3(c)(iv)(A) above and of the foregoing portion of this Paragraph 3(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 3(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

               (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of Preferred Stock held by such Existing Holder over the number of shares of Preferred Stock subject to Hold Orders referred to in Paragraph 3(c)(iv)(A) and Bids referred to in Paragraph 3(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of Preferred Stock subject to such Sell Orders is greater than such excess, the number of shares of Preferred Stock subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of Preferred Stock equal to such excess.

          (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of Preferred Stock therein specified.

          (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.


PARAGRAPH 3(d). DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.


          (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

               (A) the excess of the total number of outstanding shares of Preferred Stock over the number of outstanding shares of Preferred Stock that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Stock");

               (B) from the Submitted Orders whether the number of outstanding shares of Preferred Stock that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                    (1) the number of outstanding shares of Preferred Stock that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate; and

                    (2) the number of outstanding shares of Preferred Stock that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of Preferred Stock in clauses (1) and (2) above are each zero because all of the outstanding shares of Preferred Stock are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

               (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                    (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of Preferred Stock that are the subject of such Submitted Bids; and

                    (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of Preferred Stock that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available Preferred Stock.

          (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 3(d)(i), the Auction Agent shall advise the Corporation of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

               (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

               (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of Preferred Stock are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

               (C) if all of the outstanding shares of Preferred Stock are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of Preferred Stock) on the date of the Auction.

PARAGRAPH 3(e).  ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND
SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

          Based on the determinations made pursuant to Paragraph 3(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

          (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 3(e)(iii) and Paragraph 3(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

               (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of Preferred Stock that are the subject of such Submitted Sell Order or Submitted Bid;

               (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of Preferred Stock that are the subject of such Submitted Bid;

               (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

               (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of Preferred Stock that are the subject of such Submitted Bid, unless the number of outstanding shares of shares of Preferred Stock subject to all such Submitted Bids shall be greater than the number of outstanding shares of Preferred Stock ("Remaining Shares") equal to the excess of the Available Preferred Stock over the number of outstanding shares of Preferred Stock subject to Submitted Bids described in Paragraph 3(e)(i)(B) and Paragraph 3(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of Preferred Stock, but only in an amount equal to the difference between (1) the number of outstanding shares of Preferred Stock then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of Preferred Stock obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of Preferred Stock held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of Preferred Stock subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

               (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted, but only in an amount equal to the number of outstanding shares of Preferred Stock obtained by multiplying (x) the difference between the Available Preferred Stock and the number of outstanding shares of Preferred Stock subject to Submitted Bids described in Paragraph 3(e)(i)(B), Paragraph 3(e)(i)(C) and Paragraph 3(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of Preferred Stock subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of Preferred Stock subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

          (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of Preferred Stock are subject to Submitted Hold Orders), subject to the provisions of Paragraph 3(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

               (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of Preferred Stock that are the subject of such Submitted Bid;

               (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of Preferred Stock that are the subject of such Submitted Bid; and

               (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of Preferred Stock then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of Preferred Stock obtained by multiplying (x) the difference between the Available Preferred Stock and the aggregate number of outstanding shares of Preferred Stock subject to Submitted Bids described in Paragraph 3(e)(ii)(A) and Paragraph 3(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of Preferred Stock held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of Preferred Stock subject to all such Submitted Bids and Submitted Sell Orders.

          (iii) If, as a result of the procedures described in Paragraph 3(e)(i) or Paragraph 3(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Stock on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of Preferred Stock to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of Preferred Stock purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of Preferred Stock.

          (iv) If, as a result of the procedures described in Paragraph 3(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of Preferred Stock on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of Preferred Stock for purchase among Potential Holders so that only whole shares of Preferred Stock are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of Preferred Stock on such Auction Date.

          (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of Preferred Stock to be purchased and the aggregate number of outstanding shares of Preferred Stock to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of Preferred Stock.

PARAGRAPH 3(f).  MISCELLANEOUS.

          The Corporation may interpret the provisions of this Paragraph 3 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of shares of Preferred Stock. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of Preferred Stock only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 3 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker- Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of Preferred Stock held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Corporation nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of Preferred Stock to any person other than the Corporation. All of the outstanding shares of Preferred Stock of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Corporation's option and upon its receipt of such documents as it deems appropriate, any shares of Preferred Stock may be registered in the stock register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.